                                                                 MAY 1, 2010


METLIFE PERSONAL INCOMEPLUS(SM) ANNUITY CONTRACTS ISSUED
BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group non-qualified and qualified MetLife Personal IncomePlus variable income annuities ("Income Annuities").

--------------------------------------------------------------------------------

I ncome annuities are purchased to produce income. There is no accumulation of cash value in an income annuity. Although certain purchasers may make withdrawals of all or part of the value of future income payments, this Income Annuity is not designed for those seeking to accumulate cash values for future withdrawal. The investment choices available to allocate your purchase payment for the Income Annuity are listed in this Prospectus. Your choices may include the Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.



                  AMERICAN FUNDS(R)

AMERICAN FUNDS BOND         AMERICAN FUNDS GROWTH
AMERICAN FUNDS GLOBAL       AMERICAN FUNDS GROWTH-
SMALL CAPITALIZATION        INCOME
                 MET INVESTORS FUND

AMERICAN FUNDS BALANCED     MET/FRANKLIN MUTUAL
ALLOCATION                  SHARES
AMERICAN FUNDS GROWTH       MET/FRANKLIN TEMPLETON
ALLOCATION                  FOUNDING STRATEGY
AMERICAN FUNDS MODERATE     MET/TEMPLETON GROWTH
ALLOCATION                  MFS(R) RESEARCH
BLACKROCK LARGE CAP CORE    INTERNATIONAL
CLARION GLOBAL REAL ESTATE  MORGAN STANLEY MID CAP
HARRIS OAKMARK              GROWTH
INTERNATIONAL               OPPENHEIMER CAPITAL
INVESCO SMALL CAP GROWTH    APPRECIATION
JANUS FORTY                 PIMCO INFLATION
LAZARD MID CAP              PROTECTED BOND
LEGG MASON CLEARBRIDGE      PIMCO TOTAL RETURN
AGGRESSIVE GROWTH           RCM TECHNOLOGY
LEGG MASON VALUE EQUITY     SSGA GROWTH AND INCOME
LORD ABBETT BOND DEBENTURE  ETF
MET/FRANKLIN INCOME         SSGA GROWTH ETF
                            T. ROWE PRICE MID CAP
                            GROWTH
                  METROPOLITAN FUND

ARTIO INTERNATIONAL STOCK   METLIFE MID CAP STOCK
BARCLAYS CAPITAL AGGREGATE  INDEX
BOND INDEX                  METLIFE MODERATE
BLACKROCK AGGRESSIVE        ALLOCATION
GROWTH                      METLIFE MODERATE TO
BLACKROCK BOND INCOME       AGGRESSIVE ALLOCATION
BLACKROCK DIVERSIFIED       METLIFE STOCK INDEX
BLACKROCK LARGE CAP VALUE   MFS(R) TOTAL RETURN
BLACKROCK LEGACY LARGE CAP  MFS(R) VALUE
GROWTH                      MORGAN STANLEY EAFE(R)
DAVIS VENTURE VALUE         INDEX
FI VALUE LEADERS            NEUBERGER BERMAN GENESIS
JENNISON GROWTH             NEUBERGER BERMAN MID CAP
LOOMIS SAYLES SMALL CAP     VALUE
CORE                        OPPENHEIMER GLOBAL
LOOMIS SAYLES SMALL CAP     EQUITY
GROWTH                      RUSSELL 2000(R) INDEX
MET/ARTISAN MID CAP VALUE   T. ROWE PRICE LARGE CAP
METLIFE AGGRESSIVE          GROWTH
ALLOCATION                  T. ROWE PRICE SMALL CAP
METLIFE CONSERVATIVE        GROWTH
ALLOCATION                  WESTERN ASSET MANAGEMENT
METLIFE CONSERVATIVE TO     STRATEGIC BOND
MODERATE ALLOCATION         OPPORTUNITIES
                            WESTERN ASSET MANAGEMENT
                            U.S. GOVERNMENT




Certain Portfolios have been subject to a name change. Please see Appendix D "Additional Information Regarding the Portfolios".

HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2010. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 46 of this Prospectus.


To request a free copy of the SAI or to ask questions about the Income Annuity, write or call:

Metropolitan Life Insurance Company Annuities and Investment Operations P.O. Box 14660
Lexington, KY 40512-4660
Attn: Personal IncomePlus Unit
Toll Free Phone: (866) 438-6477

The Securities and Exchange Commission has a website (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.





 INCOME ANNUITIES AVAILABLE:
   - Non-Qualified
   - Qualified


 A WORD ABOUT
 INVESTMENT RISK:
 An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
   - a bank deposit or obligation;
   - federally insured or guaranteed; or
   - endorsed by any bank or other financial institution.


                                 (METLIFE LOGO)

TABLE OF CONTENTS



IMPORTANT TERMS YOU SHOULD KNOW...............................................   4
TABLE OF EXPENSES.............................................................   6
ANNUITY UNIT VALUES...........................................................   11
METLIFE.......................................................................   12
METROPOLITAN LIFE SEPARATE ACCOUNT E..........................................   12
VARIABLE ANNUITIES............................................................   12
YOUR INVESTMENT CHOICES.......................................................   13
  Certain Payments We Receive with Regard to the Portfolios..................    18
INCOME ANNUITIES..............................................................   19
  Income Payment Types.......................................................    19
  Withdrawal Option..........................................................    21
    Requesting a Withdrawal...................................................   22
  Death Benefit..............................................................    23
  Minimum Purchase Payment...................................................    23
  The Value of Your Income Payments..........................................    23
  Reallocation Privilege.....................................................    25
  Contract Fee...............................................................    29
  Charges....................................................................    29
    Insurance-Related or Separate Account Charge..............................   29
    Investment-Related Charge.................................................   30
    Withdrawal Processing Fee.................................................   30
  Premium and Other Taxes....................................................    30
  Free Look..................................................................    30
GENERAL INFORMATION...........................................................   30
  Administration.............................................................    30
    Purchase Payments.........................................................   30
    Confirming Transactions...................................................   31
    Processing Transactions...................................................   31
     By Telephone.............................................................   31
     After Your Death.........................................................   32
     Misstatement.............................................................   32
     Third Party Requests.....................................................   32
     Valuation -- Suspension of Payments......................................   32
  Advertising Performance....................................................    33
  Changes to Your Income Annuity.............................................    34
  Voting Rights..............................................................    34
  Who Sells the Income Annuities.............................................    35
  Financial Statements.......................................................    37

  Your Spouse's Rights.......................................................    37
  When We Can Cancel Your Income Annuity.....................................    37
INCOME TAXES..................................................................   38
LEGAL PROCEEDINGS.............................................................   45
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION.................   46
APPENDIX A PREMIUM TAX TABLE..................................................   47
APPENDIX B ANNUITY UNIT VALUES TABLE..........................................   48
APPENDIX C PORTFOLIO LEGAL AND MARKETING NAMES................................   76
APPENDIX D ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS....................   77





The Income Annuities are not intended to be offered anywhere they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Income Annuities other than the information in this Prospectus, supplements to the prospectus or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW

ANNUITY PURCHASE RATE

The annuity purchase rate is the dollar amount you would need to purchase an Income Annuity paying $1 per payment period. For example, if it would cost $50 to buy an annuity that pays you $1 a month for the rest of your life, then the annuity purchase rate for that life income annuity is $50. The annuity purchase rate is a component in determining the number of annuity units credited to you with your purchase payment. (The other component is the amount of the purchase payment.) The annuity purchase rate is based on the annuity income payment type you purchase (which may include a withdrawal option), your age, sex (where permitted), number of payments remaining and the Assumed Investment Return for variable income payments or an interest rate determined by MetLife for fixed income payments. Each time you request a reallocation between the Fixed Income Option and the investment divisions of the Separate Account or request a withdrawal (if your Income Annuity has this feature), the annuity purchase rate is reset to reflect any changes in these components. The reset annuity purchase rate represents the assumed investment return or interest rate and your age, sex (where permitted) and number of payments remaining as if you were purchasing the same annuity contract on the date of the reallocation or withdrawal.

ANNUITY UNIT VALUE

With an Income Annuity, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark to which the investment performance of a given investment division is compared in order to determine all subsequent payments to you. You choose the AIR at application. The decision is irrevocable. The AIR may range from 3% to 6%.

CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. You as the participant or annuitant receive a certificate under the Contract. This document contains relevant provisions of your Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange".

GOOD ORDER

A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your MetLife Designated Office before submitting the form or request.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds(R).

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

Your MetLife Designated Office is the MetLife office that will generally handle the administration of your Income Annuity. Your payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-866-438-6477.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuities.

VARIABLE ANNUITY

An annuity in which income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" is a natural person and may mean either the purchaser of the Income Annuity or the annuitant for whom money is invested under group arrangements.

 TABLE OF EXPENSES -- METLIFE PERSONAL INCOMEPLUS INCOME ANNUITIES

T HE FOLLOWING TABLES DESCRIBE THE EXPENSES YOU WILL PAY WHEN YOU BUY, HOLD OR WITHDRAW AMOUNTS FROM YOUR INCOME ANNUITY. THE FIRST TABLE DESCRIBES CHARGES YOU WILL PAY AT THE TIME YOU PURCHASE THE INCOME ANNUITY, MAKE WITHDRAWALS FROM YOUR INCOME ANNUITY OR MAKE REALLOCATIONS BETWEEN THE INVESTMENT DIVISIONS OF YOUR INCOME ANNUITY. THE TABLES DO NOT SHOW PREMIUM AND OTHER TAXES WHICH MAY APPLY. THERE ARE NO FEES FOR THE FIXED INCOME OPTION.

---------------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments .................                             None
  Withdrawal Processing Fee(1) ............................          $95 for each withdrawal
  Reallocation Fee(2) .....................................             Current Charge: None
                                                              Maximum Guaranteed Charge: $30



1 SUBJECT TO METLIFE'S UNDERWRITING REQUIREMENTS, WE MAY MAKE AVAILABLE A WITHDRAWAL OPTION UNDER YOUR INCOME ANNUITY. IF THE WITHDRAWAL OPTION IS AVAILABLE UNDER YOUR INCOME ANNUITY, YOU CAN CHOOSE TO ADD A WITHDRAWAL OPTION THAT PERMITS YOU TO WITHDRAW AMOUNTS FROM YOUR ANNUITY. THIS OPTION IS DESCRIBED IN MORE DETAIL LATER IN THIS PROSPECTUS. CHOOSING THIS OPTION WILL TYPICALLY RESULT IN LOWER INCOME PAYMENTS THAN IF THIS FEATURE HAD NOT BEEN CHOSEN.

2 WE RESERVE THE RIGHT TO LIMIT REALLOCATIONS AS DESCRIBED LATER IN THIS PROSPECTUS. WE RESERVE THE RIGHT TO IMPOSE A REALLOCATION FEE. THE AMOUNT OF THIS FEE WILL BE NO GREATER THAN $30 PER REALLOCATION.

--------------------------------------------------------------------------------
The second table describes the fees and expenses that you will bear periodically during the time you hold the Income Annuity, but does not include fees and expenses for the Portfolios.


Separate Account Charge (as a percentage of the value we have designated in the investment divisions to generate your income payment)(3)
  General Administrative Expenses Charge .................                              .20%
  Mortality and Expense Risk Charge ......................                              .75%
  Total Separate Account Annual Charge(3) ................   Maximum Guaranteed Charge: .95%




3 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED .95% OF THE VALUE WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR THE INCOME ANNUITIES. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE. THE RATE THAT APPLIES MAY BE LESS THAN THE MAXIMUM RATE, AS DESCRIBED IN MORE DETAIL LATER IN THIS PROSPECTUS. IF THE INCOME ANNUITY IS PURCHASED DIRECTLY FROM METLIFE, THE RATE THAT APPLIES ALSO MAY BE LESS THAN THE MAXIMUM RATE DEPENDING ON THE LEVEL OF DISTRIBUTION ASSISTANCE PROVIDED TO US BY YOUR EMPLOYER, ASSOCIATION OR GROUP. THE LEVELS DEPEND ON VARIOUS FACTORS PERTAINING TO THE AMOUNT OF ACCESS WE ARE GIVEN TO POTENTIAL PURCHASERS. THE RATE THAT APPLIES IS STATED IN YOUR INCOME ANNUITY.


() WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.

--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 1-866-438-6477.



Total Annual American Funds(R), Met Investors Fund and Metropolitan
Fund Operating Expenses                                               Minimum   Maximum
for the fiscal year ending December 31, 2009                          -------   -------
  (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees and other
     expenses)......................................................    0.28%     1.35%

                                                                                                                    NET
AMERICAN FUNDS(R) --                                                                                               TOTAL
CLASS 2 ANNUAL EXPENSES                                                                                           ANNUAL
  for fiscal year ending December 31,               DISTRIBUTION             ACQUIRED    TOTAL      CONTRACTUAL    OPER-
2009                                                   AND/OR               FUND FEES    ANNUAL     FEE WAIVER     ATING
(as a percentage of daily net assets)   MANAGEMENT     SERVICE      OTHER      AND     OPERATING  AND/OR EXPENSE  EXPEN-
                                            FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT   SES**
------------------------------------------------------------------------------------------------------------------------
American Funds Bond Fund..............     0.38%        0.25%       0.01%       --        0.64%         --         0.64%
American Funds Global Small
  Capitalization Fund.................     0.72%        0.25%       0.04%       --        1.01%         --         1.01%
American Funds Growth Fund............     0.33%        0.25%       0.02%       --        0.60%         --         0.60%
American Funds Growth-Income Fund.....     0.28%        0.25%       0.01%       --        0.54%         --         0.54%

                                                                                                 -----------------------





                                                                                                                    NET
                                                                                                                   TOTAL
MET INVESTORS FUND ANNUAL EXPENSES                                                                                ANNUAL
  for fiscal year ending December 31,               DISTRIBUTION             ACQUIRED    TOTAL      CONTRACTUAL    OPER-
2009                                                   AND/OR               FUND FEES    ANNUAL     FEE WAIVER     ATING
(as a percentage of daily net assets)   MANAGEMENT     SERVICE      OTHER      AND     OPERATING  AND/OR EXPENSE  EXPEN-
                                            FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT   SES**
------------------------------------------------------------------------------------------------------------------------

American Funds Balanced Allocation
  Portfolio -- Class B................     0.08%        0.25%       0.02%      0.39%      0.74%          --        0.74%(1)
American Funds Growth Allocation
  Portfolio -- Class B................     0.08%        0.25%       0.02%      0.38%      0.73%          --        0.73%(1)
American Funds Moderate Allocation
  Portfolio -- Class B................     0.09%        0.25%       0.03%      0.39%      0.76%        0.02%       0.74%(2)
BlackRock Large Cap Core
  Portfolio -- Class A................     0.59%          --        0.06%        --       0.65%          --        0.65%
Clarion Global Real Estate
  Portfolio -- Class A................     0.64%          --        0.09%        --       0.73%          --        0.73%
Harris Oakmark International
  Portfolio -- Class A................     0.79%          --        0.05%        --       0.84%          --        0.84%
Invesco Small Cap Growth
  Portfolio -- Class A................     0.86%          --        0.04%        --       0.90%          --        0.90%
Janus Forty Portfolio -- Class A......     0.64%          --        0.04%        --       0.68%          --        0.68%
Lazard Mid Cap Portfolio -- Class A...     0.70%          --        0.04%        --       0.74%          --        0.74%
Legg Mason ClearBridge Aggressive
  Growth Portfolio -- Class A.........     0.64%          --        0.03%        --       0.67%          --        0.67%
Legg Mason Value Equity
  Portfolio -- Class A................     0.64%          --        0.07%        --       0.71%          --        0.71%
Lord Abbett Bond Debenture
  Portfolio -- Class A................     0.51%          --        0.04%        --       0.55%          --        0.55%
Met/Franklin Income Portfolio -- Class
  B...................................     0.79%        0.25%       0.14%        --       1.18%          --        1.18%
Met/Franklin Mutual Shares
  Portfolio -- Class B................     0.80%        0.25%       0.10%        --       1.15%          --        1.15%
Met/Franklin Templeton Founding
  Strategy Portfolio -- Class B.......     0.05%        0.25%       0.03%      0.84%      1.17%        0.03%       1.14%(3)
Met/Templeton Growth
  Portfolio -- Class B................     0.69%        0.25%       0.18%        --       1.12%        0.07%       1.05%(4)
MFS(R) Research International
  Portfolio -- Class A................     0.71%          --        0.10%        --       0.81%          --        0.81%
Morgan Stanley Mid Cap Growth
  Portfolio -- Class A................     0.70%          --        0.20%        --       0.90%          --        0.90%
Oppenheimer Capital Appreciation
  Portfolio -- Class A................     0.60%          --        0.07%        --       0.67%          --        0.67%
PIMCO Inflation Protected Bond
  Portfolio -- Class A................     0.48%          --        0.05%        --       0.53%          --        0.53%
PIMCO Total Return Portfolio -- Class
  A...................................     0.48%          --        0.04%        --       0.52%          --        0.52%
RCM Technology Portfolio -- Class A...     0.88%          --        0.08%        --       0.96%          --        0.96%
SSgA Growth and Income ETF
  Portfolio -- Class A................     0.33%          --        0.07%      0.21%      0.61%        0.03%       0.58%(5)
SSgA Growth ETF Portfolio -- Class A..     0.33%          --        0.10%      0.22%      0.65%        0.03%       0.62%(6)
T. Rowe Price Mid Cap Growth
  Portfolio -- Class A................     0.75%          --        0.04%        --       0.79%          --        0.79%

                                                                                                 -----------------------

                                                                                                                    NET
       METROPOLITAN FUND ANNUAL                                                                                    TOTAL
EXPENSES - CLASS A                                                                                                ANNUAL
  for fiscal year ending December 31,               DISTRIBUTION             ACQUIRED    TOTAL      CONTRACTUAL    OPER-
2009                                                   AND/OR               FUND FEES    ANNUAL     FEE WAIVER     ATING
(as a percentage of daily net assets)   MANAGEMENT     SERVICE      OTHER      AND     OPERATING  AND/OR EXPENSE  EXPEN-
                                            FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT   SES**
------------------------------------------------------------------------------------------------------------------------
Artio International Stock Portfolio...     0.83%         --         0.13%      0.03%      0.99%        0.03%       0.96%(7)
Barclays Capital Aggregate Bond Index
  Portfolio...........................     0.25%         --         0.05%        --       0.30%        0.01%       0.29%(8)
BlackRock Aggressive Growth
  Portfolio...........................     0.73%         --         0.06%        --       0.79%          --        0.79%
BlackRock Bond Income Portfolio.......     0.38%         --         0.05%        --       0.43%        0.03%       0.40%(9)
BlackRock Diversified Portfolio.......     0.46%         --         0.06%        --       0.52%          --        0.52%
BlackRock Large Cap Value Portfolio...     0.64%         --         0.03%        --       0.67%          --        0.67%
BlackRock Legacy Large Cap Growth
  Portfolio...........................     0.73%         --         0.10%        --       0.83%        0.01%       0.82%(10)
Davis Venture Value Portfolio.........     0.71%         --         0.03%        --       0.74%        0.05%       0.69%(11)
FI Value Leaders Portfolio............     0.67%         --         0.10%        --       0.77%          --        0.77%
Jennison Growth Portfolio.............     0.62%         --         0.04%        --       0.66%        0.04%       0.62%(12)
Loomis Sayles Small Cap Core
  Portfolio...........................     0.90%         --         0.09%        --       0.99%        0.05%       0.94%(13)
Loomis Sayles Small Cap Growth
  Portfolio...........................     0.90%         --         0.45%        --       1.35%        0.05%       1.30%(14)
Met/Artisan Mid Cap Value Portfolio...     0.82%         --         0.05%        --       0.87%          --        0.87%(15)
MetLife Aggressive Allocation
  Portfolio...........................     0.10%         --         0.04%      0.74%      0.88%        0.04%       0.84%(16)
MetLife Conservative Allocation
  Portfolio...........................     0.10%         --         0.02%      0.58%      0.70%        0.02%       0.68%(16)
MetLife Conservative to Moderate
  Allocation Portfolio................     0.09%         --         0.01%      0.63%      0.73%          --        0.73%(17)
MetLife Mid Cap Stock Index
  Portfolio...........................     0.25%         --         0.10%      0.01%      0.36%        0.01%       0.35%(8)
MetLife Moderate Allocation
  Portfolio...........................     0.07%         --           --       0.67%      0.74%          --        0.74%(17)
MetLife Moderate to Aggressive
  Allocation Portfolio................     0.07%         --           --       0.71%      0.78%          --        0.78%(17)
MetLife Stock Index Portfolio.........     0.25%         --         0.03%        --       0.28%        0.01%       0.27%(8)
MFS(R) Total Return Portfolio.........     0.54%         --         0.06%        --       0.60%          --        0.60%
MFS(R) Value Portfolio................     0.71%         --         0.03%        --       0.74%        0.08%       0.66%(18)
Morgan Stanley EAFE(R) Index
  Portfolio...........................     0.30%         --         0.14%      0.01%      0.45%        0.01%       0.44%(19)
Neuberger Berman Genesis Portfolio....     0.85%         --         0.09%        --       0.94%        0.03%       0.91%(20)
Neuberger Berman Mid Cap Value
  Portfolio...........................     0.65%         --         0.07%        --       0.72%          --        0.72%
Oppenheimer Global Equity Portfolio...     0.53%         --         0.11%        --       0.64%          --        0.64%
Russell 2000(R) Index Portfolio.......     0.25%         --         0.10%        --       0.35%        0.01%       0.34%(8)
T. Rowe Price Large Cap Growth
  Portfolio...........................     0.60%         --         0.07%        --       0.67%          --        0.67%
T. Rowe Price Small Cap Growth
  Portfolio...........................     0.51%         --         0.11%        --       0.62%          --        0.62%
Western Asset Management Strategic
  Bond Opportunities Portfolio........     0.62%         --         0.07%        --       0.69%        0.04%       0.65%(21)
Western Asset Management U.S.
  Government Portfolio................     0.48%         --         0.04%        --       0.52%        0.01%       0.51%(22)

                                                                                                 -----------------------




* ACQUIRED FUND FEES AND EXPENSES ARE FEES AND EXPENSES INCURRED INDIRECTLY BY A PORTFOLIO AS A RESULT OF INVESTING IN SHARES OF ONE OR MORE UNDERLYING PORTFOLIOS.



** NET TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT: (1) VOLUNTARY WAIVERS OF FEES OR EXPENSES; (2) CONTRACTUAL WAIVERS THAT ARE IN EFFECT FOR LESS THAN ONE YEAR FROM THE DATE OF THIS PROSPECTUS; OR (3) EXPENSE REDUCTIONS RESULTING FROM CUSTODIAL FEE CREDITS OR DIRECTED BROKERAGE ARRANGEMENTS.



1 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN PORTFOLIOS OF THE AMERICAN FUNDS INSURANCE SERIES. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE. PURSUANT TO AN AMENDED ADVISORY AGREEMENT, MANAGEMENT FEES HAVE BEEN RESTATED TO REFLECT CURRENT FEES AS IF THEY WERE IN EFFECT DURING THE ENTIRE FISCAL YEAR ENDED DECEMBER 31, 2009.



2 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN PORTFOLIOS OF THE AMERICAN FUNDS INSURANCE SERIES. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE. PURSUANT TO AN AMENDED ADVISORY AGREEMENT, MANAGEMENT FEES HAVE BEEN RESTATED TO REFLECT CURRENT FEES AS IF THEY WERE IN EFFECT DURING THE ENTIRE FISCAL YEAR ENDED DECEMBER 31, 2009. METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2010 TO APRIL 30, 2011, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.10%.



3 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS EQUALLY IN THREE OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST: THE MET/FRANKLIN INCOME PORTFOLIO, THE MET/FRANKLIN MUTUAL SHARES PORTFOLIO AND THE MET/TEMPLETON GROWTH PORTFOLIO. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE. METLIFE ADVISERS,

     LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2010 TO APRIL 30, 2011, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.05%.



4 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2010 TO APRIL 30, 2011, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING 12B-1 FEES) TO 0.80%.



5 THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE. METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2010 TO APRIL 30, 2011, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.37%.



6 THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE. METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2010 TO APRIL 30, 2011, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.40%.



7 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2010 THROUGH APRIL 30, 2011, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.81% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.78% FOR THE NEXT $500 MILLION.



8 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2010 THROUGH APRIL 30, 2011, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.243%.



9 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2010 THROUGH APRIL 30, 2011, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.37% FOR THE FIRST $1 BILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.325% FOR AMOUNTS OVER $1 BILLION BUT LESS THAN $3.4 BILLION AND 0.25% ON AMOUNTS OVER $3.4 BILLION.



10 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2010 THROUGH APRIL 30, 2011, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.705% FOR AMOUNTS OVER $300 MILLION BUT LESS THAN $1 BILLION.



11 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2010 THROUGH APRIL 30, 2011, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.75% FOR THE FIRST $50 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.70% FOR THE NEXT $450 MILLION AND 0.65% FOR THE NEXT $4 BILLION AND 0.625% FOR AMOUNTS OVER $4.5 BILLION.



12 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2010 THROUGH APRIL 30, 2011, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.70% FOR THE FIRST $200 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.65% FOR THE NEXT $100 MILLION AND 0.60% FOR THE NEXT $200 MILLION AND 0.55% FOR THE NEXT $1.3 BILLION AND 0.52% FOR THE NEXT $200 MILLION AND 0.47% FOR AMOUNTS OVER $2 BILLION.



13 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2010 THROUGH APRIL 30, 2011, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $500 MILLION.



14 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2010 THROUGH APRIL 30, 2011, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $100 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $100 MILLION.



15 PURSUANT TO AN AMENDED ADVISORY AGREEMENT, MANAGEMENT FEES HAVE BEEN RESTATED TO REFLECT CURRENT FEES AS IF THEY WERE IN EFFECT DURING THE ENTIRE FISCAL YEAR ENDED DECEMBER 31, 2009.



16 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE. METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2010 THROUGH APRIL 30, 2011, TO WAIVE FEES OR PAY ALL EXPENSES SO AS TO LIMIT TOTAL ANNUAL OPERATING EXPENSES OF THE PORTFOLIO (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) TO 0.10% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES, 0.35% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B SHARES AND 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS E SHARES.



17 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.



18 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2010 THROUGH APRIL 30, 2011, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.65% FOR THE FIRST $1.25 BILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.60% FOR THE NEXT $250 MILLION AND 0.50% FOR AMOUNTS OVER $1.5 BILLION.



19 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2010 THROUGH APRIL 30, 2011, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.293%.



20 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2010 THROUGH APRIL 30, 2011, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.825% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS.



21 METLIFE ADVISERS, LLC, HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2010 THROUGH APRIL 30, 2011, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.595% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS.



22 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2010 THROUGH APRIL 30, 2011, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.50% FOR AMOUNTS OVER $200 MILLION BUT LESS THAN $500 MILLION.

EXAMPLES

T he example is intended to help you compare the cost of investing in the Income
  Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for an Income Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  -  there was no allocation to the Fixed Income Option;
  -  reimbursement and/or waiver of expenses was not in effect;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;
  -  there is a maximum Separate Account charge of 0.95%;
  -  no withdrawals have been taken;
  -  the underlying Portfolio earns a 5% annual return; and
  -  the AIR is 3%.


                                                           1       3         5        10
                                                         YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------

Maximum...............................................   $225     $645    $1,018    $1,715
Minimum...............................................   $121     $351    $  560    $  979

 ANNUITY UNIT VALUES FOR EACH INVESTMENT DIVISION

See Appendix B.

METLIFE



M etropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. MetLife, Inc. has operations throughout the United States and the regions of Latin America, Asia Pacific and Europe, Middle East and India.


METROPOLITAN LIFE SEPARATE ACCOUNT E


W e established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Income Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Income Annuities issued from this Separate Account without regard to our other business.





We are obligated to pay all money we owe under the Income Annuities -- such as the death benefit and income payments -- even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes generally limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


VARIABLE ANNUITIES



I ncome annuities are usually purchased to produce income in retirement. There is no accumulation of cash value in an income annuity. Instead, you are purchasing a promise to receive periodic payments from the issuing insurance company under the terms of the contract. Typically, since income payments begin within twelve months, the annuity is known as an "immediate" annuity. The group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.


The Income Annuities are "variable" because the value of your income payment varies based on the investment performance of the investment divisions you choose. The income payments under your Income Annuity may go up or down. Since the investment performance is not guaranteed, your income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

Income annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.

WILL PREPARATION SERVICE AVAILABLE TO CERTAIN PURCHASERS FOR NO ADDITIONAL COST

If approved in your state and made available by your employer, you may be able to obtain the Will Preparation Service at no additional cost from Hyatt Legal Plans, Inc. ("Hyatt"), a MetLife affiliate. The Will Preparation Service is available to employees of employers who purchase the group income annuity contract through a consortium of employers formed to purchase employee benefits. Please check with your employer to verify if it participates in the consortium.

In order to qualify for the Will Preparation Service at no additional cost (1) your employer must have purchased the group income annuity contract which includes the Will Preparation Service through the Coalition; (2) your employer must have made available the Will Preparation Service option, and (3) you must purchase the non-qualified Income Annuity. You do not qualify for this service if you purchase the IRA version of the Income Annuity.

The Will Preparation Service consists of preparation of wills and/or codicils or updating of wills for the purchaser of a non-qualified Income Annuity and his/her spouse. Hyatt is responsible for the cost of providing the Will Preparation Service, which may be delivered by a Hyatt participating attorney or an attorney outside of Hyatt's network of attorneys, if certain conditions are met. Reimbursement for legal services outside of the Hyatt network is limited to a set dollar amount. The Will Preparation Service does not include other expenses or costs, such as filing fees. Hyatt is not responsible for the legal work performed by an out of network attorney. The Will Preparation Service is available to domestic partners of the purchasers of the Income Annuity in lieu of a spouse if permitted by the employer. The Will Preparation Service is in effect for one year from the purchase of the Income Annuity and extends to completion of the will preparation or will update opened prior to the close of the one year period. "Opened" means the purchaser or his/her spouse has contacted Hyatt, received authorization from Hyatt and has commenced the Will Preparation Service through a participating or out of network attorney. The Will Preparation Service terminates if the Income Annuity is cancelled or commuted or if all the value within the annuity is withdrawn.

YOUR INVESTMENT CHOICES



T he Metropolitan Fund, Met Investors Fund and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on the American Funds(R) Portfolios, which are Class 2, and the Met Investors Fund American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio, Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio, Met/Franklin Templeton Founding Strategy Portfolio and the Met/Templeton Growth Portfolio, which are Class B.



The investment choices are listed in alphabetical order below (based upon the Portfolios' legal names). (See Appendix C Portfolio Legal and Marketing Names.) The investment divisions generally offer the opportunity for income payments to increase over the long term where our Fixed Income Payment Option will not increase. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk you assume will depend on the investment divisions you choose. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. Since your income payments are subject to the risks associated with investing in stocks and bonds, your variable income payments based on amounts allocated to the investment divisions may go down as well as up.





Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment advisers and its fees. You may obtain a Portfolio prospectus by calling 1-866-438-6477 or through your registered representative. We do not guarantee the investment results of the Portfolios.


METROPOLITAN FUND INCOME ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "income allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these income allocation portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the income allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the income allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the income allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the income allocation services provided by MetLife Advisers.

MET INVESTORS FUND INCOME ALLOCATION PORTFOLIOS

The American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, also known as "income allocation portfolios", are "funds of funds" Portfolios that invest substantially all of their assets in portfolios of the American Funds Insurance Series(R). Therefore, each of these income allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the income allocation portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios in which the income allocation portfolio invests. Underlying portfolios consist of American Funds(R) portfolios that are currently available for investment directly under the Contract and other underlying American Funds(R) portfolios which are not made available directly under the Contract.

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

The Met/Franklin Templeton Founding Strategy Portfolio is a "funds of funds" Portfolio that invests equally in three other portfolios of the Met Investors
Fund: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio are income allocation portfolios and "fund of funds" Portfolios, which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these portfolios invest.


The current Portfolios are listed below, along with their investment managers and any sub-investment manager.




                                                               INVESTMENT MANAGER/SUB-
PORTFOLIO                    INVESTMENT OBJECTIVE              INVESTMENT MANAGER
---------                    --------------------              -----------------------
    AMERICAN FUNDS(R)
American Funds Bond Fund     Seeks as high a level of          Capital Research and
                             current income as is consistent   Management Company
                             with the preservation of
                             capital.
American Funds Global        Seeks long-term growth of         Capital Research and
  Small Capitalization       capital.                          Management Company
  Fund
American Funds Growth Fund   Seeks growth of capital           Capital Research and
                                                               Management Company
American Funds Growth-       Seeks long-term growth of         Capital Research and
  Income Fund                capital and income.               Management Company
    MET INVESTORS FUND
American Funds Balanced      Seeks a balance between a high    MetLife Advisers, LLC
  Allocation Portfolio       level of current income and
                             growth of capital, with a
                             greater emphasis on growth of
                             capital.
American Funds Growth        Seeks growth of capital.          MetLife Advisers, LLC
  Allocation Portfolio
American Funds Moderate      Seeks a high total return in      MetLife Advisers, LLC
  Allocation Portfolio       the form of income and growth
                             of capital, with a greater
                             emphasis on income.
BlackRock Large Cap Core     Seeks long-term capital growth.   MetLife Advisers, LLC
  Portfolio                                                    Sub-Investment Manager:
                                                               BlackRock Advisors, LLC
Clarion Global Real Estate   Seeks total return through        MetLife Advisers, LLC
  Portfolio                  investment in real estate         Sub-Investment Manager:
                             securities, emphasizing both      ING Clarion Real Estate
                             capital appreciation and          Securities LLC
                             current income.
Harris Oakmark               Seeks long-term capital           MetLife Advisers, LLC
  International Portfolio    appreciation.                     Sub-Investment Manager:
                                                               Harris Associates L.P.
Invesco Small Cap Growth     Seeks long-term growth of         MetLife Advisers, LLC
  Portfolio                  capital.                          Sub-Investment Manager:
                                                               Invesco Advisers, Inc.
Janus Forty Portfolio        Seeks capital appreciation.       MetLife Advisers, LLC
                                                               Sub-Investment Manager:
                                                               Janus Capital
                                                               Management LLC
Lazard Mid Cap Portfolio     Seeks long-term growth of         MetLife Advisers, LLC
                             capital.                          Sub-Investment Manager:
                                                               Lazard Asset Management
                                                               LLC
Legg Mason ClearBridge       Seeks capital appreciation.       MetLife Advisers, LLC
  Aggressive Growth                                            Sub-Investment Manager:
  Portfolio                                                    ClearBridge Advisors,
                                                               LLC
Legg Mason Value Equity      Seeks long-term growth of         MetLife Advisers, LLC
  Portfolio                  capital.                          Sub-Investment Manager:
                                                               Legg Mason Capital
                                                               Management. Inc.
Lord Abbett Bond Debenture   Seeks high current income and     MetLife Advisers, LLC
  Portfolio                  the opportunity for capital       Sub-Investment Manager:
                             appreciation to produce a high    Lord, Abbett & Co. LLC
                             total return.
Met/Franklin Income          Seeks to maximize income while    MetLife Advisers, LLC
  Portfolio                  maintaining prospects for         Sub-Investment Manager:
                             capital appreciation.             Franklin Advisers, Inc.
Met/Franklin Mutual Shares   Seeks capital appreciation,       MetLife Advisers, LLC
  Portfolio                  which may occasionally be         Sub-Investment Manager:
                             short-term. The Portfolio's       Franklin Mutual
                             secondary investment objective    Advisers, LLC
                             is income.
Met/Franklin Templeton       Seeks capital appreciation and    MetLife Advisers, LLC
  Founding Strategy          secondarily seeks income.         Sub-Investment Manager:
  Portfolio                                                    MetLife Advisers, LLC
Met/Templeton Growth         Seeks long-term capital growth.   MetLife Advisers, LLC
  Portfolio                                                    Sub-Investment Manager:
                                                               Templeton Global
                                                               Advisors Limited
MFS(R) Research              Seeks capital appreciation.       MetLife Advisers, LLC
  International Portfolio                                      Sub-Investment Manager:
                                                               Massachusetts Financial
                                                               Services Company

                                                               INVESTMENT MANAGER/SUB-
PORTFOLIO                    INVESTMENT OBJECTIVE              INVESTMENT MANAGER
---------                    --------------------              -----------------------
Morgan Stanley Mid Cap       Seeks capital appreciation.       MetLife Advisers, LLC
  Growth Portfolio                                             Sub-Investment Manager:
                                                               Morgan Stanley
                                                               Investment Management
                                                               Inc.
Oppenheimer Capital          Seeks capital appreciation.       MetLife Advisers, LLC
  Appreciation Portfolio                                       Sub-Investment Manager:
                                                               OppenheimerFunds, Inc.
PIMCO Inflation Protected    Seeks maximum real return,        MetLife Advisers, LLC
  Bond Portfolio             consistent with preservation of   Sub-Investment Manager:
                             capital and prudent investment    Pacific Investment
                             management.                       Management Company LLC
PIMCO Total Return           Seeks maximum total return,       MetLife Advisers, LLC
  Portfolio                  consistent with the               Sub-Investment Manager:
                             preservation of capital and       Pacific Investment
                             prudent investment management.    Management Company LLC
RCM Technology Portfolio     Seeks capital appreciation; no    MetLife Advisers, LLC
                             consideration is given to         Sub-Investment Manager:
                             income.                           RCM Capital Management
                                                               LLC
SSgA Growth and Income ETF   Seeks growth of capital and       MetLife Advisers, LLC
  Portfolio                  income.                           Sub-Investment Manager:
                                                               SSgA Funds Management,
                                                               Inc.
SSgA Growth ETF Portfolio    Seeks growth of capital.          MetLife Advisers, LLC
                                                               Sub-Investment Manager:
                                                               SSgA Funds Management,
                                                               Inc.
T. Rowe Price Mid Cap        Seeks long-term growth of         MetLife Advisers, LLC
  Growth Portfolio           capital.                          Sub-Investment Manager:
                                                               T. Rowe Price
                                                               Associates, Inc.
     METROPOLITAN FUND
Artio International Stock    Seeks long-term growth of         MetLife Advisers, LLC
  Portfolio                  capital.                          Sub-Investment Manager:
                                                               Artio Global
                                                               Management, LLC
Barclays Capital Aggregate   Seeks to equal the performance    MetLife Advisers, LLC
  Bond Index Portfolio       of the Barclays Capital U.S.      Sub-Investment Manager:
                             Aggregate Bond Index.             MetLife Investment
                                                               Advisors Company, LLC
BlackRock Aggressive         Seeks maximum capital             MetLife Advisers, LLC
  Growth Portfolio           appreciation.                     Sub-Investment Manager:
                                                               BlackRock Advisors, LLC
BlackRock Bond Income        Seeks a competitive total         MetLife Advisers, LLC
  Portfolio                  return primarily from investing   Sub-Investment Manager:
                             in fixed-income securities.       BlackRock Advisors, LLC
BlackRock Diversified        Seeks high total return while     MetLife Advisers, LLC
  Portfolio                  attempting to limit investment    Sub-Investment Manager:
                             risk and preserve capital.        BlackRock Advisors, LLC
BlackRock Large Cap Value    Seeks long-term growth of         MetLife Advisers, LLC
  Portfolio                  capital.                          Sub-Investment Manager:
                                                               BlackRock Advisors, LLC
BlackRock Legacy Large Cap   Seeks long-term growth of         MetLife Advisers, LLC
  Growth Portfolio           capital.                          Sub-Investment Manager:
                                                               BlackRock Advisors, LLC
Davis Venture Value          Seeks growth of capital.          MetLife Advisers, LLC
  Portfolio                                                    Sub-Investment Manager:
                                                               Davis Selected
                                                               Advisers, L.P.
FI Value Leaders Portfolio   Seeks long-term growth of         MetLife Advisers, LLC
                             capital.                          Sub-Investment Manager:
                                                               Pyramis Global
                                                               Advisors, LLC
Jennison Growth Portfolio    Seeks long-term growth of         MetLife Advisers, LLC
                             capital.                          Sub-Investment Manager:
                                                               Jennison Associates LLC
Loomis Sayles Small Cap      Seeks long-term capital growth    MetLife Advisers, LLC
  Core Portfolio             from investments in common        Sub-Investment Manager:
                             stocks or other equity            Loomis, Sayles &
                             securities.                       Company, L.P.
Loomis Sayles Small Cap      Seeks long-term capital growth.   MetLife Advisers, LLC
  Growth Portfolio                                             Sub-Investment Manager:
                                                               Loomis, Sayles &
                                                               Company, L.P.
Met/Artisan Mid Cap Value    Seeks long-term capital growth.   MetLife Advisers, LLC
  Portfolio                                                    Sub-Investment Manager:
                                                               Artisan Partners
                                                               Limited Partnership
MetLife Aggressive           Seeks growth of capital.          MetLife Advisers, LLC
  Allocation Portfolio
MetLife Conservative         Seeks a high level of current     MetLife Advisers, LLC
  Allocation Portfolio       income, with growth of capital
                             as a secondary objective.
MetLife Conservative to      Seeks high total return in the    MetLife Advisers, LLC
  Moderate Allocation        form of income and growth of
  Portfolio                  capital, with a greater
                             emphasis on income.
MetLife Mid Cap Stock        Seeks to equal the performance    MetLife Advisers, LLC
  Index Portfolio            of the Standard & Poor's MidCap   Sub-Investment Manager:
                             400(R) Composite Stock Price      MetLife Investment
                             Index.                            Advisors Company, LLC
MetLife Moderate             Seeks a balance between a high    MetLife Advisers, LLC
  Allocation Portfolio       level of current income and
                             growth of capital, with a
                             greater emphasis on growth of
                             capital.
MetLife Moderate to          Seeks growth of capital.          MetLife Advisers, LLC
  Aggressive Allocation
  Portfolio
MetLife Stock Index          Seeks to equal the performance    MetLife Advisers, LLC
  Portfolio                  of the Standard & Poor's 500(R)   Sub-Investment Manager:
                             Composite Stock Price Index.      MetLife Investment
                                                               Advisors Company, LLC

                                                               INVESTMENT MANAGER/SUB-
PORTFOLIO                    INVESTMENT OBJECTIVE              INVESTMENT MANAGER
---------                    --------------------              -----------------------
MFS(R) Total Return          Seeks a favorable total return    MetLife Advisers, LLC
  Portfolio                  through investment in a           Sub-Investment Manager:
                             diversified portfolio.            Massachusetts Financial
                                                               Services Company
MFS(R) Value Portfolio       Seeks capital appreciation.       MetLife Advisers, LLC
                                                               Sub-Investment Manager:
                                                               Massachusetts Financial
                                                               Services Company
Morgan Stanley EAFE(R)       Seeks to equal the performance    MetLife Advisers, LLC
  Index Portfolio            of the MSCI EAFE(R) Index.        Sub-Investment Manager:
                                                               MetLife Investment
                                                               Advisors Company, LLC
Neuberger Berman Genesis     Seeks high total return,          MetLife Advisers, LLC
  Portfolio                  consisting principally of         Sub-Investment Manager:
                             capital appreciation.             Neuberger Berman
                                                               Management LLC
Neuberger Berman Mid Cap     Seeks capital growth.             MetLife Advisers, LLC
  Value Portfolio                                              Sub-Investment Manager:
                                                               Neuberger Berman
                                                               Management LLC
Oppenheimer Global Equity    Seeks capital appreciation.       MetLife Advisers, LLC
  Portfolio                                                    Sub-Investment Manager:
                                                               OppenheimerFunds, Inc.
Russell 2000(R) Index        Seeks to equal the performance    MetLife Advisers, LLC
  Portfolio                  of the Russell 2000(R) Index.     Sub-Investment Manager:
                                                               MetLife Investment
                                                               Advisors Company, LLC
T. Rowe Price Large Cap      Seeks long-term growth of         MetLife Advisers, LLC
  Growth Portfolio           capital and, secondarily,         Sub-Investment Manager:
                             dividend income.                  T. Rowe Price
                                                               Associates, Inc.
T. Rowe Price Small Cap      Seeks long-term capital growth.   MetLife Advisers, LLC
  Growth Portfolio                                             Sub-Investment Manager:
                                                               T. Rowe Price
                                                               Associates, Inc.
Western Asset Management     Seeks to maximize total return    MetLife Advisers, LLC
  Strategic Bond             consistent with preservation of   Sub-Investment Manager:
  Opportunities Portfolio    capital.                          Western Asset
                                                               Management Company
Western Asset Management     Seeks to maximize total return    MetLife Advisers, LLC
  U.S. Government            consistent with preservation of   Sub-Investment Manager:
  Portfolio                  capital and maintenance of        Western Asset
                             liquidity.                        Management Company





Your investment choices may be limited because:


* Your employer, association or other group contract holder limits the available investment divisions.

* We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds(R) invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund and American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the

Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Income Annuity and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the investment manager makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. See the Table of Expenses for information on the management fees paid by the Portfolios and the SAI for the Portfolios for information on the management fees paid by the investment managers to the sub-investment managers.

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. The Distribution Plan is described in more detail in the Portfolio's prospectus. (See the Fee Table and "Who Sells the Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease this Portfolio's investment return.


We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment management firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Income Annuities.")

INCOME ANNUITIES


I ncome Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately. You may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. We guarantee the amount of the income payment paid to you from the Fixed Income Option based upon your current allocation to that option. The amount of the guaranteed payments will not change until you make a reallocation or withdrawal from the Fixed Income Option.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

* Non-Qualified

* Qualified

If you have accumulated amounts in any of your employer's, association's or group's qualified investment vehicles (for example, Traditional IRAs, Keoghs, 401(k)s, 401(a)s, 403(b)s, 457s or SIMPLE IRAs), your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as all applicable Federal income tax requirements are met.

Your qualified retirement plan may also purchase the Income Annuity to facilitate distributions from the plan in the form of annuity pay-outs.

If your retirement plan has purchased an Income Annuity, your choice of income payment type may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.


INCOME PAYMENT TYPES
C urrently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity at application. The decision is irrevocable.

     There are three people who are involved in payments under your Income
Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments or a lump sum if the annuitant dies.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." Whether you choose a withdrawal option, if permitted under your Income Annuity, will affect the amount of your income payments. Typically, income payment types which have a withdrawal option will result in lower income payments than income payment types without this feature. (If you choose the Income Annuity for a Guaranteed Period, you must purchase the withdrawal option.) The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments.

When deciding how to receive income, consider:

* The amount of income you need;

* The amount you expect to receive from other sources;

* The growth potential of other investments; and

* How long you would like your income to last.

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other consideration. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Due to underwriting, administrative or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the annuitant dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired. If you choose this income payment type, you must purchase the withdrawal option.

WITHDRAWAL OPTION

Subject to MetLife's underwriting requirements, we may make available a withdrawal option under your Income Annuity. If the withdrawal option is available under your Income Annuity, you can choose to add this optional withdrawal feature. The decision to add this feature is made at application, is irrevocable and varies by income payment type (described above). The withdrawal option may not be available in all states. Your employer, association or other group contract holder may limit the availability of the withdrawal option.

If you purchase an Income Annuity with this feature, the income payments you receive typically will be lower than income payments that you would have received had you purchased the Income Annuity without this feature. The amount by which your income payment will be reduced will depend upon your life expectancy during the permitted withdrawal period (except where an Income Annuity for a Guaranteed Period is purchased), the income type you choose and the amount of the purchase payment.

If you choose the Income Annuity for a Guaranteed Period for your income type, you must purchase the withdrawal option.

Please also refer to the Tax Section of this Prospectus for a discussion of other possible adverse tax consequences as a result of the exercise of the withdrawal option, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.

Please note that the purchase of the withdrawal option may not be appropriate under certain deferred compensation or severance arrangements of an employer (including eligible Section 457(b) plans of tax-exempt employers). The mere availability of such a benefit may result in the immediate taxation to the employee of the entire benefit. Additionally, the withdrawal feature may not be appropriate under defined benefit plans.

DURING THE FIRST TWO YEARS FOLLOWING PURCHASE

You may withdraw up to an amount equal to the "fair market value" of the income payments under the Income Annuity during the first two years after we issue the Income Annuity. We calculate the "fair market value" as follows:

  - First, we determine what your revised income payment would be based on the applicable Annuity Unit Value as of the date of the withdrawal;

  - Then we calculate the maximum permissible withdrawal amount by multiplying the revised income payment by an updated annuity purchase rate.

If you withdraw this maximum amount from the Income Annuity during the first two years, there will be no value left in the Income Annuity. Consequently, we will then have no further obligations to you; you will receive no further income payments.

If you withdraw less than the maximum amount permitted, each future income payment will be reduced proportionately by the percentage equal to the ratio of the withdrawal amount to the maximum permissible withdrawal amount.

AFTER THE FIRST TWO YEARS FOLLOWING PURCHASE

You may make withdrawals after the first two years following issue of the Income Annuity with one of the following income types:

  -  Lifetime Income Annuity with a Guarantee Period;

  -  Lifetime Income Annuity for Two with a Guarantee Period; or

  -  Income Annuity for a Guaranteed Period.

When we calculate the "withdrawal value" of the guaranteed payments, we use the "fair market value" calculation previously described except that in the last step the maximum permissible withdrawal calculation uses an updated annuity purchase rate that reflects only the payments in the remaining guarantee period of the Income Annuity.

Each future income payment in the remaining guarantee period after a withdrawal during the guarantee period will be reduced proportionately by the percentage equal to the ratio of the withdrawal amount to the full "withdrawal value" of the payments in the remaining guarantee period at the time of the withdrawal.

You may make an unlimited number of withdrawals during the guarantee period as long as no withdrawal reduces your revised income payments during the guarantee period to less than 25% of what those payments would have been had no withdrawals been made during this period, except for the Income Annuity for a Guaranteed Period. In that case, you may make an unlimited number of withdrawals and withdraw the full "withdrawal value" of the income payments in the guarantee period. Any income payments payable after the guarantee period will not be reduced by the withdrawals you made.

Consult your tax advisor prior to purchase of an income annuity providing this withdrawal option in the IRA and other tax qualified markets. It is unclear whether the reduction in remaining payments during the guarantee period only is permitted under the required minimum distribution rules.

REQUESTING A WITHDRAWAL

At your request, we will provide an estimate for you of the maximum amount available for withdrawal and the amount by which your income payments would be reduced if a particular withdrawal were taken under the Income Annuity.

You generally may make a withdrawal on any business day that the Exchange is open during the permitted withdrawal period.

Your withdrawal request must be in good order and completed prior to the close of the Exchange on a business day if you want the withdrawal to take place on that day. All other withdrawals will be processed on the next business day. We will take the withdrawal proportionately from each investment division and the Fixed Income Option in which you then had an allocation.

A withdrawal processing fee of $95 will be deducted from each withdrawal. Withdrawals must be at least $1,000. If any withdrawal during the first two years after purchase would decrease total expected annual payments below $1,200, then we will treat this as a request for a full withdrawal of the fair market value and we will make no further payments.

We reserve the right to require receipt of a properly executed spousal consent to the extent applicable and required under the Internal Revenue Code, the Employee Retirement Income Security Act of 1974 or the Retirement Equity Act of 1984 prior to the payment of any withdrawal.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


We reserve the right to limit, reduce or eliminate this option in the future where required to comply with Federal tax law to protect you and other contract holders in the investment divisions from adverse tax consequences.

DEATH BENEFIT

Your Income Annuity provides you with a death benefit in the event of your death before you start receiving income payments. If you die before income payments begin, the owner or any beneficiaries will receive your purchase payment reduced for any prior withdrawals (if you have chosen the withdrawal option) in a lump sum once we receive satisfactory proof of your death.

MINIMUM PURCHASE PAYMENT

You must purchase the Income Annuity with one purchase payment of at least $25,000.

ALLOCATION

You decide what portion of your income payment is allocated to each of the variable investment divisions. If you choose to make an allocation to the income allocation investment divisions with your purchase payment, 100% of your allocation to the variable funding choices must be to only one of the income allocation investment divisions. After the purchase payment has been made, you may reallocate from any income allocation investment division to any investment choice or to one or more of the income allocation investment divisions.

THE VALUE OF YOUR INCOME PAYMENTS

INITIAL VARIABLE INCOME PAYMENT


The initial variable income payment is a hypothetical payment which is calculated based on the amount of your purchase payment and the annuity purchase rate, which reflects the age and sex (where permitted) of the measuring lives and the income payment type selected (including the withdrawal option) and the AIR ("Assumed Investment Return"). This initial variable income payment is used to establish the number of annuity units credited to you. It is not the amount of your actual first variable income payment unless your first income payment is due within 10 days after we issue the Income Annuity.


ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes, if applicable. We then compute an initial income payment amount from the net purchase payment (or reallocation) and the current annuity purchase rate. We then divide the initial income payment allocated to an investment division by that investment division's Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

EXAMPLE: DETERMINING THE NUMBER OF ANNUITY UNITS

Assume the following:


  - We calculate an initial variable income payment based on the annuity purchase rate (which reflects the AIR, income payment type (including whether the withdrawal option was chosen) and the age and sex (where permitted) of the measuring lives and the amount of the net purchase payment. (For example, if we assume an annuity purchase rate of $100 and the net purchase payment is $100,000, the initial variable income payment is $1,000, $100,000 / $100 = $1,000.)


  - You have chosen to allocate this $1,000 in equal amounts to two investment divisions (i.e., $500 to each); and

  - On the day we receive all documents in good order and issue the Contract, the annuity unit values for investment division A is $10.00 and for investment division B is $12.50.

We credit the Income Annuity with annuity units as follows:

     $500 / $10.00 = 50 ANNUITY UNITS ALLOCATED TO INVESTMENT DIVISION A $500 / $12.50 = 40 ANNUITY UNITS ALLOCATED TO INVESTMENT DIVISION B

Then, to calculate your variable income payment, we multiply the number of annuity units by the current Annuity Unit Value.

AIR AS A BENCHMARK FOR INCOME PAYMENTS


Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the net investment return) is less than the AIR (for the time period between payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.


The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of your payment will be determined on your Contract's issue date.

THE EFFECT OF THE AIR ON SUBSEQUENT VARIABLE INCOME PAYMENTS
(Assumes no reallocation between income payments).

                                      Your variable income payment
If the net investment experience:    will (relative to the previous
                                     income payment):
                                     ------------------------------
  Exceeds the AIR                      Increase
  Equals the AIR                       Stay the same
  Is less than the AIR                 Decrease


EXAMPLE OF A 3% AIR

Assume that the initial variable income payment for an investment division is $1,000. Also assume that when we calculate your next income payment the investment experience for the underlying Portfolio (minus the insurance-related charge) is up 10% (exceeds the AIR). Your variable income payment attributed to that investment division would be $1,067.96. The percentage change between the initial variable income payment and your next income payment is a 6.8% INCREASE.

However, assume instead that the investment experience for the underlying Portfolio (minus the insurance-related charge) is down 10% (does not exceed the AIR). Your next variable income payment would be $873.79. Note that the




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

percentage change between the initial variable income payment and your next income payment is a 12.6% DECREASE.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and


* Finally, we multiply the previous Annuity Unit Value by this result.

EXAMPLE: CALCULATING THE ANNUITY UNIT VALUE

Assume the following:

  -  Yesterday's Annuity Unit Value was $10.20;

  - The number we calculate for today's change in investment experience (which reflects the deduction for the investment-related charge) is 1.02 (up 2%);

  -  The daily equivalent of the Separate Account charge is 0.000025905; and

  -  The daily equivalent of the adjustment for a 3% AIR is 0.99991902.

The new Annuity Unit Value is:
  (1.02 - .000025905) X 0.99991902 X $10.20 = $10.40

However, now assume that today's change in investment experience (which reflects the deduction for the investment-related charge) is .98 (down 2%) instead of 1.02.

The new Annuity Unit Value is:
  (.98 - .000025905) X 0.99991902 X $10.20 = $9.99

REALLOCATION PRIVILEGE

You can reallocate among the investment divisions and the Fixed Income Option.


Currently, there is no charge to make a reallocation. (We reserve the right to impose a reallocation fee in the future. The amount of this fee will be no greater than $30.) Your request for a reallocation tells us to move, in accordance with your instructions, the underlying portfolio shares or other funds we have designated in the investment divisions to generate your income payments.


For us to process a reallocation, you must tell us:

  -  The percentage of the income payment to be reallocated;

  - The investment divisions (or Fixed Income Option) from which you want the income payment to be reallocated; and

  - The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.





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

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

  - First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

  - Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

  - Third, we calculate another updated annuity purchase rate using our current single premium fixed income annuity purchase rates on the date of your reallocation (but not less favorable than the annuity purchase rate guaranteed for your group);

  - Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from the Fixed Income Option to an investment division, a similar adjustment will be made to your payment at the time of the reallocation. However, in this case the payment adjustment will be determined by multiplying the income payment amount to be reallocated from the Fixed Income Option by the ratio of the annuity purchase rate determined in the third step above divided by the annuity purchase rate determined in the second step above.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

Here are examples of the effect of a reallocation on the income payment:

  - Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your fixed income payment from the Fixed Income Option will be increased by $40 x ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

  - Suppose you choose to reallocate 40% of your $100 fixed payment supported by the Fixed Income Option to a variable income payment supported by investment division A. Assume again that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment supported by investment division A will be increased by $40 x ($100 / $125) or $32, and your fixed income payment supported by the Fixed Income Option will be decreased by $40. (The number of annuity units in investment division A will be increased as well.)

  - Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions.)

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.


"MARKET TIMING" POLICIES AND PROCEDURES



The following is a discussion of our market timing policies and procedures.


Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., American Funds Global Small Capitalization, Artio International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Lord Abbett Bond Debenture, MFS(R) Research International, Met/Templeton Growth, Morgan Stanley EAFE(R), Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds(R) portfolios") as Monitored Portfolios. We employ various means to monitor allocation/transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolios in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS(R) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer reallocation/requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios, (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more allocation/transfer requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


CONTRACT FEE

T here is no contract fee.



CHARGES


T here are two types of charges you pay if you allocate any of your income payment to the investment divisions:


* Insurance-related charge (or Separate Account charge); and


* Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 0.95% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

This charge also pays us for distribution costs to both our licensed sales persons and other broker-dealers. The charge that applies may be less than the maximum charge depending on the service level or other category that applies to your employer, association or group. The categories depend on various factors pertaining to the level of administrative or service activity we provide.

The charge that applies also may be less than the maximum charge depending on the level of distribution assistance provided to us by your employer, association or group. The levels depend on various factors pertaining to the amount of access we are given to potential purchasers.

The charge that applies is stated in your Income Annuity.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities (Class 2 and Class B) have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

WITHDRAWAL PROCESSING FEE

A withdrawal processing fee of $95 will be deducted from each withdrawal. The withdrawal processing fee pays us for our administrative costs relating to the withdrawal, such as financial, actuarial and accounting costs.

PREMIUM AND OTHER TAXES

S ome jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.


Premium taxes, if applicable, depend on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

Y ou may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on whether you purchased your Income Annuity through the mail or your age. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.

GENERAL INFORMATION


ADMINISTRATION

A ll transactions will be processed in the manner described below.

PURCHASE PAYMENTS


Send your purchase payment, by check, cashier's check or certified check, made payable to "MetLife," by regular mail to MetLife, P.O. Box 7700, Philadelphia, PA 19101-7700 or by overnight mail to MetLife, 101 N. Independence Mall E, Lockbox 7700, Philadelphia, PA 19106. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. We will provide you with all necessary forms. We must have all documents in good order to credit your initial purchase payment. If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be delay in applying the purchase payment or transaction to your contract.

A purchase payment is effective and valued as of the close of the Exchange, on the day we receive it in good order at your MetLife Designated Office, except when it is received:

* On a day when the Annuity Unit Value is not calculated, or

* After the close of the Exchange.

In those cases, the purchase payment will be effective the next day the Annuity Unit Value is calculated.

We reserve the right to credit your purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We may suspend or eliminate telephone privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE

You may obtain information and initiate transactions through our toll-free number, 866-438-6477. Our customer service consultants are available by telephone between 8 a.m. and 6 p.m. Eastern Time each business day.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone. When someone contacts us by telephone and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant.

MISSTATEMENT

We may require proof of age of the owner, beneficiary or annuitant before making any payments under the Income Annuity that are measured by the owner's, beneficiary's or annuitant's life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states, we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Annuity Unit Value. Subject to our procedure, we will make withdrawals and reallocations at a later date, if you request.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or reallocation when:

  - rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

  - during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

W e periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an annuity unit for a certain period. These numbers may also be annualized. Change in Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges.

AVERAGE ANNUAL TOTAL RETURN (also known as annualized change in annuity value) calculations ("Standard Performance") reflect all Separate Account charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Income Annuity. These presentations reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation (of Non-Standard Performance), we may assume that the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Income Annuity had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges since the Portfolio inception date. We use the actual annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Income Annuities had been introduced as of the Portfolio inception date.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the insurance-related charge and investment-related charge, if accompanied by the annualized change in annuity unit value.

Past performance is no guarantee of future results.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Performance figures will vary among the Income Annuities as a result of different Separate Account charges and AIRs.

CHANGES TO YOUR INCOME ANNUITY

W e have the right to make certain changes to your Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

* To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws, including limiting the number, frequency or types of reallocations permitted).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Income Annuities.

* To make any necessary technical changes in the Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Income Annuities where required by law, we will ask your approval before making any technical changes.

VOTING RIGHTS

B ased on our current view of applicable law, you have voting interests under your Income Annuity concerning Metropolitan Fund, Met Investors Fund and American Funds(R) proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Income Annuity in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners or annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

* The shares for which voting instructions are received, and

* The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE INCOME ANNUITIES

M etLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Income Annuities.


MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


Income Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Income Annuities. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Income Annuities. The Income Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Income Annuities may also be sold through other registered broker-dealers. Income Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The commissions we pay range from 0% to 6% of purchase payments.

Our sales representatives and their managers, and the sales representatives and managers of our affiliates, may be eligible for cash compensation such as bonuses, equity awards, such as stock options, training allowances, supplemental salary, payments based on a percentage of the Contract's account value, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits and other benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us or our affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to be eligible for the cash compensation and in order to maintain employment with us. Managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Sales representatives and their managers may also be eligible for various non-cash compensation programs, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation.


The receipt of this cash and non-cash compensation may provide sales representatives and their managers with an incentive to favor the sale of proprietary products.


Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC pays compensation for the sale of the Income Annuities by affiliated broker-dealers. The compensation paid to broker-dealers for sales of the Income Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Income Annuities are sold). These firms pay their sales representatives all or a portion of the commissions received for their sales of Income Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated selling firms such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC and Distributor may pay separate, additional compensation to the selling firm for services the selling firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of the Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Income Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Income annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product over another product provider due to differing compensation rates. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series(R), a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Income Annuity.

ADDITIONAL COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements with a variety of agents, brokers, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale of MetLife products (each an "Intermediary"). If you purchase a MetLife product through an Intermediary, MetLife may pay the Intermediary base commission and other forms of compensation for the sale, renewal and/or administration of MetLife products, or remit compensation to the Intermediary on your behalf. Compensation may include payments, commissions, fees, awards, overrides, bonuses, supplemental compensation, loans, gifts, prizes, stock options or any other form of valuable consideration. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements). More information about the eligibility criteria, limitations, payment calculations and other terms and conditions of MetLife's intermediary compensation plans can be found on MetLife's Web site at www.whymetlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlife.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET. The prospect of receiving, or the receipt of, additional compensation as described above may provide Intermediaries with an incentive to favor sales of MetLife products.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

YOUR SPOUSE'S RIGHTS

I f you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR INCOME ANNUITY

W e may not cancel your Income Annuity, except as described in the Withdrawal Option section of this Prospectus.

INCOME TAXES


T he following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. The SAI has additional tax information.

You are responsible for determining whether your purchase of an Income Annuity, withdrawals, income payments and any other transactions under your Income Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Income Annuities, the transfer of ownership of an Income Annuity, the designation (or change in such a designation) of an annuitant, beneficiary or other payee who is not also an owner, the exchange of an Income Annuity, or the receipt of an Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

PUERTO RICO TAX CONSIDERATIONS


The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.


ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL

All IRAs and participants' interests under tax qualified retirement plans of an employer (e.g. tax sheltered annuity plans under section 403(b) of the Code, eligible retirement plans under section 457 and retirement plans under section 401(a) of the Code) receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA or qualified plan with an annuity, it does provide you additional insurance benefits such as availability of a guaranteed income for life.

Under current Federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., Non-Qualified or IRA); and payment method or income payment type you elect. If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:


                                                                    Type of Contract
                                                      -------------------------------------------
                                                                                    401(a) 401(k)
                                                                     Trad. IRA/SEP   Keogh 403(a)
                                                      Non-Qualified  SIMPLE IRA(1)  403(b) 457(3)
                                                      -------------  -------------  -------------
In a series of substantially equal payments made
annually (or more frequently) for life or life
expectancy (SEPP)                                           x              x              x(2)
After you die                                               x              x              x
After you become totally disabled (as defined in the
Code)                                                       x              x              x
To pay deductible medical expenses                                         x              x
To pay medical insurance premiums if you are
unemployed                                                                 x
For qualified higher education expenses, or                                x
For qualified first time home purchases up to
$10,000                                                                    x
After December 31, 1999 for IRS levies                                     x              x
After separation from service if you are over age 55
at time of separation                                                                     x

                                                                    Type of Contract
                                                      -------------------------------------------
                                                                                    401(a) 401(k)
                                                                     Trad. IRA/SEP   Keogh 403(a)
                                                      Non-Qualified  SIMPLE IRA(1)  403(b) 457(3)
                                                      -------------  -------------  -------------
Under certain income annuities providing for
substantially equal payments over the "pay-out"
period                                                      x
(1) For SIMPLE IRA's the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.
(2) You must also be separated from service.
(3) Distributions from 457(b) plans are generally not subject to the 10% penalty; however, the
    10% penalty does apply to distributions from the 457(b) plans of a state or local government employers to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.





INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether income payments will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty with interest.

If you have not attained age 59 1/2 at the time of purchase and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of either withdrawal feature prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received. In such cases, the taxable portion of the withdrawal, as well as the taxable portion of income payments received in the year of the withdrawal, will generally be subject to the 10% penalty tax in addition to ordinary income tax. In addition, if you are under age 59 1/2 when such payments are received, any future payments you receive will generally be subject to the 10% penalty tax. Consult your tax adviser.

SEPARATE ACCOUNT

It is conceivable that the charges for certain benefits, such as any guaranteed death benefits, could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat any deemed charges for these benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

NON-QUALIFIED ANNUITIES

GENERAL

Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.


Once income payments commence, you may not be able to transfer withdrawals to another non-qualified annuity contract or qualified long-term care contract in a tax-free Section 1035 exchange.


When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest. Certain income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.


The IRS recently issued guidance under which direct transfers of less than the entire account value from one non-qualified annuity to another non-qualified annuity ("partial exchanges") on or after June 30, 2008, may be treated as a taxable withdrawal rather than a non-taxable exchange under certain circumstances. Such circumstances generally include situations where amounts are withdrawn or income payments are made from either contract involved in the partial exchange within a period of twelve months following transfers. It is not clear whether this guidance applies to a partial exchange involving qualified long-term care contracts. Certain exceptions may apply. Consult your own independent tax advisor prior to a partial exchange.


PARTIAL AND FULL WITHDRAWALS

EXERCISE OF OPTIONAL TWO YEAR WITHDRAWAL OR STANDARD WITHDRAWAL FEATURE

If your Income Annuity has been purchased with an Optional Two Year Withdrawal Feature or is a term certain only annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax contributions.

For Non-Qualified Annuities, amounts received under the exercise of a partial withdrawal may be fully includable in taxable income. The entire amount of the withdrawal could be treated as taxable income. Exercise of either withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as a non-taxable return of your purchase payments and a taxable payment of earnings.

The IRS has not determined how such excludable amount should be determined under an income annuity which permits reallocations between the investment divisions of the variable income option and the fixed income option.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).


If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract. Under federal tax rules, a same-sex spouse is treated as a non-spouse beneficiary.


If you die on or after the annuity starting date, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

DIVERSIFICATION

In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

* Possible taxation of reallocations between investment divisions and/or reallocations from/between an investment division to/and a fixed option.

* Possible taxation as if you were the owner of your portion of the Separate Account's assets.

* Possible limits on the number of funding options available or the frequency of reallocations among them.

We reserve the right to amend your Income Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES AND QUALIFIED CONTRACTS

TRADITIONAL IRA, SIMPLE IRA, SEPS AND 401(A) ROLLOVERS

The sale of a contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The annuity may offer death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

Consult your tax adviser prior to the purchase of the Contract as a Traditional IRA, Roth IRA, SIMPLE IRA or SEP.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.

PURCHASE PAYMENT

The Qualified (Traditional IRA/SEP) Contract is intended to be used as an IRA rollover annuity and will accept as a single purchase payment (a) a transfer or rollover from another traditional IRA, or a rollover from an eligible retirement plan of an employer (i.e, a 401(a), 403(a), 403(b) or governmental 457(b) plan). It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA contract will also accept an IRA contribution subject to the Code limits for the year of purchase.

For income annuities established as "pay-outs" of SIMPLE IRAs, the Contract will only accept a single purchase payment consisting of a transfer or rollover from another Simple IRA. For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 403(a), 403(b) or 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.

For IRAs and contracts issued under retirement plans qualified under sections 401(a) or 403(a), tax sheltered annuity plans, eligible section 457 plans of state or local governmental units or tax-exempt employers, the Code limits the amount of contributions which can be made. These limitations do not apply to direct transfers and rollovers from other types of eligible retirement plans or IRAs that are permitted under the plan and the Code.

WITHDRAWALS AND INCOME PAYMENTS UNDER TRADITIONAL IRAS, SIMPLE IRAS AND QUALIFIED PLANS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. For Traditional IRAs (or SIMPLE IRAs), this portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs (or SIMPLE IRAs).

Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.


All taxable distributions from qualified contracts including 401(a), 403(a), TSA annuities and 457(b) plans that are not eligible rollover distributions and all taxable distributions from IRAs and non-qualified annuities will be subject to federal income tax withholding, unless the payee elects to have no withholding. The rate of withholding is as determined by the Code and regulations thereunder at the time of payment. A eligible rollover distribution from a qualified employer plan (other than a SEP or SIMPLE IRA) is subject to mandatory 20% withholding requirements, unless the distribution is accomplished by way of a direct (trustee-to-trustee) rollover.


MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS, SIMPLE IRAS AND OTHER TAX QUALIFIED CONTRACTS

Generally, for Traditional IRA/SEPs (see discussion below for Roth IRAs), you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.


You (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. If your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, for a Contract owner who died in 2007, the five year period would end in 2013 instead of 2012. The RMD waiver does not apply if you are receiving annuitized payments under your contract. Income payments received under this contract generally constitute annuitized payments and, therefore, the 2009 RMD waiver does not appear to apply to you if you are receiving such payments. The RMD rules are complex, so consult with your tax advisor because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.


In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

The required minimum distribution rules for retirement plans under section 401(a)/403(a), section 403(b) and section 457(b) are similar to the rules under Traditional IRAs. However , there are certain differences such as the required beginning date not occurring until the April 1st of the calendar year following the later of (a) the calendar year the participant attains age 70 1/2, or (b) the calendar year in which the participant retires (provided the participant does not own 5% or more of his or her employer).

DEATH BENEFITS UNDER IRAS, SIMPLE IRAS AND TAX QUALIFIED RETIREMENT PLANS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).


If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations). If your spouse is your beneficiary, and your contract is an IRA, he or she may elect to continue as "contract owner" of the Contract. Under federal tax rules, a same-sex spouse is treated as a non-spouse beneficiary.


If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned (or from another tax qualified contract or account held for your exclusive benefit under an eligible retirement plan), the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to act as principal underwriter or to meet its obligations under the Contracts.

TABLE OF CONTENTS FOR THE STATEMENT OF

ADDITIONAL INFORMATION


                                                                               PAGE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................     2
PRINCIPAL UNDERWRITER........................................................     2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT............................     2
EXPERIENCE FACTOR............................................................     2
VARIABLE INCOME PAYMENTS.....................................................     2
CALCULATING THE ANNUITY UNIT VALUE...........................................     3
ADVERTISEMENT OF THE SEPARATE ACCOUNT........................................     4
VOTING RIGHTS................................................................     6
ERISA........................................................................     6
WITHDRAWALS..................................................................     7
ANNUITY UNIT VALUES..........................................................     8
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.................................     1
FINANCIAL STATEMENTS OF METLIFE..............................................   F-1

APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Income Annuity.


                                                                            Keogh, 401(a),
                                                                              401(k), and
                                                           IRA Income        403(a) Income        Non-Qualified
                                                          Annuities(1)         Annuities        Income Annuities
                                                          ------------      --------------      ----------------
California..........................................           0.5%               0.5%                2.35%
Florida(2)..........................................           1.0%               1.0%                 1.0%
Maine...............................................            --                 --                  2.0%
Nevada..............................................            --                 --                  3.5%
Puerto Rico(3)......................................           1.0%               1.0%                 1.0%
South Dakota(4).....................................            --                 --                 1.25%
West Virginia.......................................           1.0%               1.0%                 1.0%
Wyoming.............................................            --                 --                  1.0%





---------

1 PREMIUM TAX RATES APPLICABLE TO IRA INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF sec.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA INCOME ANNUITIES."

2. ANNUITY PREMIUMS ARE EXEMPT FROM TAXATION PROVIDED THE TAX SAVINGS ARE PASSED BACK TO THE CONTRACT HOLDERS. OTHERWISE, THEY ARE TAXABLE AT 1%.


3. WE WILL NOT DEDUCT PREMIUM TAXES PAID BY US TO PUERTO RICO FROM PURCHASE PAYMENTS, ACCOUNT BALANCES, WITHDRAWALS, DEATH BENEFITS OR INCOME PAYMENTS.



4. SPECIAL RATE APPLIES FOR LARGE CASE ANNUITY POLICIES. RATE IS 8/100 OF 1% FOR THAT PORTION OF THE ANNUITY CONSIDERATIONS RECEIVED ON A CONTRACT EXCEEDING $500,000 ANNUALLY. SPECIAL RATE ON LARGE CASE POLICIES IS NOT SUBJECT TO RETALIATION.

 APPENDIX B ANNUITY UNIT VALUES FOR EACH INVESTMENT DIVISION

T hese tables show fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in these tables has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table shows the Income Annuity with the maximum guaranteed Separate Account charge of .95% and an AIR of 3% and the second table shows the Income Annuity with the minimum Separate Account charge of .75% with an AIR of 3%. Tables with annuity unit values for Income Annuities with Separate Account charges other than the maximum and other AIRs appear in the SAI, which is available upon request without charge by calling 1-866-438-6477.


                      3% AIR, .95% SEPARATE ACCOUNT CHARGE






-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------
American Funds Balanced Allocation Division
  (Class B)(h)..............................     2008       $  1.00        $  0.68           0.00
                                                 2009          0.68           0.86           0.00

American Funds Bond Division (Class 2)(f)...     2006         15.44          15.94           0.00
                                                 2007         15.94          15.83           0.00
                                                 2008         15.83          13.80           0.00
                                                 2009         13.80          14.95           0.00

American Funds Global Small Capitalization
  Division (Class 2)(a).....................     2003          9.71          10.40           0.00
                                                 2004         10.40          12.09           0.00
                                                 2005         12.09          14.58           0.00
                                                 2006         14.58          17.40           0.00
                                                 2007         17.40          20.32           0.00
                                                 2008         20.32           9.08           0.00
                                                 2009          9.08          14.08           0.00

American Funds Growth Allocation Division
  (Class B)(h)..............................     2008          1.00           0.62           0.00
                                                 2009          0.62           0.81           0.00

American Funds Growth Division (Class
  2)(a).....................................     2003          9.80          10.41           0.00
                                                 2004         10.41          11.26           0.00
                                                 2005         11.26          12.58           0.00
                                                 2006         12.58          13.34           0.00
                                                 2007         13.34          14.41           0.00
                                                 2008         14.41           7.76           0.00
                                                 2009          7.76          10.41           0.00

                   3% AIR, .95% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

American Funds Growth-Income Division (Class
  2)(a).....................................     2003       $  9.81        $ 10.57           0.00
                                                 2004         10.57          11.22           0.00
                                                 2005         11.22          11.42           0.00
                                                 2006         11.42          12.66           0.00
                                                 2007         12.66          12.79           0.00
                                                 2008         12.79           7.64           0.00
                                                 2009          7.64           9.64           0.00

American Funds Moderate Allocation Division
  (Class B)(h)..............................     2008          1.00           0.75           0.00
                                                 2009          0.75           0.90           0.00

Artio International Stock (formerly Julius
  Baer International Stock Division)........     2003         10.00          10.81           0.00
                                                 2004         10.81          12.28           0.00
                                                 2005         12.28          13.94           0.00
                                                 2006         13.94          15.62           0.00
                                                 2007         15.62          16.57           0.00
                                                 2008         16.57           8.90           0.00
                                                 2009          8.90          10.46           0.00

Barclays Capital Aggregate Bond Index
  (formerly Lehman Brothers(R) Aggregate
  Bond Index Division)......................     2003         10.00          10.04           0.00
                                                 2004         10.04          10.05           0.00
                                                 2005         10.05           9.87           0.00
                                                 2006          9.87           9.88           0.00
                                                 2007          9.88          10.15           0.00
                                                 2008         10.15          10.35           0.00
                                                 2009         10.35          10.47           0.00

                   3% AIR, .95% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

BlackRock Aggressive Growth Division(a).....     2003       $  9.73        $ 10.26           0.00
                                                 2004         10.26          11.14           0.00
                                                 2005         11.14          11.87           0.00
                                                 2006         11.87          12.18           0.00
                                                 2007         12.18          14.12           0.00
                                                 2008         14.12           7.37           0.00
                                                 2009          7.37          10.59           0.00

BlackRock Bond Income Division(a)...........     2003         10.00          10.08           0.00
                                                 2004         10.08          10.12           0.00
                                                 2005         10.12           9.97           0.00
                                                 2006          9.97          10.01           0.00
                                                 2007         10.01          10.23           0.00
                                                 2008         10.23           9.50           0.00
                                                 2009          9.50          10.00           0.00

BlackRock Diversified Division(a)...........     2003          9.86          10.33           0.00
                                                 2004         10.33          10.78           0.00
                                                 2005         10.78          10.69           0.00
                                                 2006         10.69          11.36           0.00
                                                 2007         11.36          11.57           0.00
                                                 2008         11.57           8.37           0.00
                                                 2009          8.37           9.44           0.00

BlackRock Large Cap Core Division*(g).......     2007         12.62          12.54           0.00
                                                 2008         12.54           7.58           0.00
                                                 2009          7.58           8.71           0.00

Black Rock Large Cap Division (formerly
  BlackRock Investment Trust
  Division)(a)(g)...........................     2003          9.78          10.49           0.00
                                                 2004         10.49          11.18           0.00
                                                 2005         11.18          11.14           0.00
                                                 2006         11.14          12.23           0.00
                                                 2007         12.23          12.73           0.00

                   3% AIR, .95% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

BlackRock Large Cap Value Division(b).......     2004       $ 10.00        $ 10.96           0.00
                                                 2005         10.96          11.17           0.00
                                                 2006         11.17          12.82           0.00
                                                 2007         12.82          12.75           0.00
                                                 2008         12.75           7.98           0.00
                                                 2009          7.98           8.53           0.00

BlackRock Legacy Large Cap Growth
  Division(b)...............................     2004         10.00          10.88           0.00
                                                 2005         10.88          11.20           0.00
                                                 2006         11.20          11.22           0.00
                                                 2007         11.22          12.80           0.00
                                                 2008         12.80           7.82           0.00
                                                 2009          7.82          10.28           0.00

BlackRock Legacy Large Cap Growth Division
  (formerly FI Large Cap Division)(i).......     2006         18.29          18.19           0.00
                                                 2007         18.19          18.18           0.00
                                                 2008         18.18           9.65           0.00
                                                 2009          9.65           9.98           0.00

BlackRock Strategic Value Division(a).......     2003          9.69          10.91           0.00
                                                 2004         10.91          12.10           0.00
                                                 2005         12.10          12.12           0.00
                                                 2006         12.12          13.61           0.00
                                                 2007         13.61          12.63           0.00
                                                 2008         12.63           7.48           0.00
                                                 2009          7.48           8.14           0.00

Clarion Global Real Estate Division(b)......     2004         10.00           2.08           0.00
                                                 2005          2.08           2.27           0.00
                                                 2006          2.27           3.02           0.00
                                                 2007          3.02           2.47           0.00
                                                 2008          2.47           1.39           0.00
                                                 2009          1.39           1.80           0.00

                   3% AIR, .95% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

Davis Venture Value Division(a).............     2003       $  9.84        $ 10.66           0.00
                                                 2004         10.66          11.51           0.00
                                                 2005         11.51          12.22           0.00
                                                 2006         12.22          13.46           0.00
                                                 2007         13.46          13.54           0.00
                                                 2008         13.54           7.89           0.00
                                                 2009          7.89          10.02           0.00

FI Mid Cap Opportunities Division(a)........     2003          9.80          10.27           0.00
                                                 2004         10.27          11.57           0.00
                                                 2005         11.57          11.90           0.00
                                                 2006         11.90          12.80           0.00
                                                 2007         12.80          13.34           0.00
                                                 2008         13.34           5.73           0.00
                                                 2009          5.73           7.38           0.00

FI Value Leaders Division(b)................     2004         10.00          11.20           0.00
                                                 2005         11.20          11.93           0.00
                                                 2006         11.93          12.84           0.00
                                                 2007         12.84          12.87           0.00
                                                 2008         12.87           7.55           0.00
                                                 2009          7.55           8.85           0.00

Harris Oakmark International Division(b)....     2004         10.00          11.46           0.00
                                                 2005         11.46          12.62           0.00
                                                 2006         12.62          15.69           0.00
                                                 2007         15.69          14.96           0.00
                                                 2008         14.96           8.52           0.00
                                                 2009          8.52          12.75           0.00

Janus Forty Division(h).....................     2008        309.77         166.90           0.00
                                                 2009        166.90         229.87           0.00

                   3% AIR, .95% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

Jennison Growth Division(c).................     2005       $  9.42        $ 11.16           0.00
                                                 2006         11.16          11.03           0.00
                                                 2007         11.03          11.84           0.00
                                                 2008         11.84           7.24           0.00
                                                 2009          7.24           9.75           0.00

Jennison Growth Division (formerly
  Met/Putnam Voyager Division)(a)(c)........     2003          9.82          10.20           0.00
                                                 2004         10.20          10.30           0.00
                                                 2005         10.30           9.31           0.00

Lazard Mid Cap Division(b)..................     2004         10.00          10.73           0.00
                                                 2005         10.73          11.19           0.00
                                                 2006         11.19          12.36           0.00
                                                 2007         12.36          11.59           0.00
                                                 2008         11.59           6.89           0.00
                                                 2009          6.89           9.09           0.00

Legg Mason Partners Aggressive Growth(a)....     2003          9.77          10.34           0.00
                                                 2004         10.34          10.82           0.00
                                                 2005         10.82          11.85           0.00
                                                 2006         11.85          11.22           0.00
                                                 2007         11.22          11.07           0.00
                                                 2008         11.07           6.49           0.00
                                                 2009          6.49           8.34           0.00

Legg Mason Value Equity.....................     2006         12.00          12.67           0.00
                                                 2007         12.67          11.49           0.00
                                                 2008         11.49           5.03           0.00
                                                 2009          5.03           6.67           0.00

                   3% AIR, .95% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

Legg Mason Value Equity (formerly MFS(R)
  Investors Trust Division)(a)(d)...........     2003       $  9.88        $ 10.52           0.00
                                                 2004         10.52          11.26           0.00
                                                 2005         11.26          11.62           0.00
                                                 2006         11.62          12.07           0.00

Loomis Sayles Small Cap Core Division(a)....     2003          9.76          10.19           0.00
                                                 2004         10.19          11.40           0.00
                                                 2005         11.40          11.73           0.00
                                                 2006         11.73          13.16           0.00
                                                 2007         13.16          14.16           0.00
                                                 2008         14.16           8.73           0.00
                                                 2009          8.73          10.93           0.00

Loomis Sayles Small Cap Growth Division
  (formerly Franklin Templeton Small Cap
  Growth Division)(a).......................     2003          9.60          10.41           0.00
                                                 2004         10.41          11.16           0.00
                                                 2005         11.16          11.23           0.00
                                                 2006         11.23          11.88           0.00
                                                 2007         11.88          11.94           0.00
                                                 2008         11.94           6.76           0.00
                                                 2009          6.76           8.44           0.00

Lord Abbett Bond Debenture Division(a)......     2003          9.94          10.27           0.00
                                                 2004         10.27          10.71           0.00
                                                 2005         10.71          10.49           0.00
                                                 2006         10.49          11.03           0.00
                                                 2007         11.03          11.34           0.00
                                                 2008         11.34           8.89           0.00
                                                 2009          8.89          11.73           0.00

                   3% AIR, .95% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

Met/AIM Small Cap Growth Division(b)........     2004       $ 10.00        $ 10.64           0.00
                                                 2005         10.64          11.11           0.00
                                                 2006         11.11          12.18           0.00
                                                 2007         12.18          13.04           0.00
                                                 2008         13.04           7.70           0.00
                                                 2009          7.70           9.94           0.00

Met/Artisan Mid Cap Value Division (formerly
  Harris Oakmark Focused Value
  Division)(a)..............................     2003          9.86          10.80           0.00
                                                 2004         10.80          11.42           0.00
                                                 2005         11.42          12.08           0.00
                                                 2006         12.08          13.07           0.00
                                                 2007         13.07          11.70           0.00
                                                 2008         11.70           6.07           0.00
                                                 2009          6.07           8.27           0.00

Met/Franklin Income Division (Class B)(h)...     2008          0.99           0.78           0.00
                                                 2009          0.78           0.96           0.00

Met/Franklin Mutual Shares Division (Class
  B)(h).....................................     2008          0.99           0.64           0.00
                                                 2009          0.64           0.77           0.00

Met/Franklin Templeton Founding Strategy
  Division (Class B)(h).....................     2008          0.99           0.69           0.00
                                                 2009          0.69           0.85           0.00

Met/Templeton Growth Division (Class B)(h)..     2008          0.99           0.64           0.00
                                                 2009          0.64           0.82           0.00

MetLife Aggressive Allocation Division(e)...     2005          9.99          10.98           0.00
                                                 2006         10.98          12.25           0.00
                                                 2007         12.25          12.19           0.00
                                                 2008         12.19           7.00           0.00
                                                 2009          7.00           8.88           0.00

                   3% AIR, .95% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

MetLife Conservative Allocation
  Division(e)...............................     2005       $  9.99        $ 10.14           0.00
                                                 2006         10.14          10.49           0.00
                                                 2007         10.49          10.67           0.00
                                                 2008         10.67           8.81           0.00
                                                 2009          8.81          10.23           0.00

MetLife Conservative to Moderate Allocation
  Division(e)...............................     2005          9.99          10.36           0.00
                                                 2006         10.36          10.96           0.00
                                                 2007         10.96          11.07           0.00
                                                 2008         11.07           8.37           0.00
                                                 2009          8.37           9.98           0.00

MetLife Mid Cap Stock Index Division(a).....     2003          9.78          10.44           0.00
                                                 2004         10.44          11.65           0.00
                                                 2005         11.65          12.58           0.00
                                                 2006         12.58          13.32           0.00
                                                 2007         13.32          13.81           0.00
                                                 2008         13.81           8.47           0.00
                                                 2009          8.47          11.16           0.00

MetLife Moderate Allocation Division(e).....     2005          9.99          10.58           0.00
                                                 2006         10.58          11.42           0.00
                                                 2007         11.42          11.48           0.00
                                                 2008         11.48           7.90           0.00
                                                 2009          7.90           9.63           0.00

MetLife Moderate to Aggressive Allocation
  Division(e)...............................     2005          9.99          10.80           0.00
                                                 2006         10.80          11.90           0.00
                                                 2007         11.90          11.92           0.00
                                                 2008         11.92           7.45           0.00
                                                 2009          7.45           9.28           0.00

                   3% AIR, .95% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

MetLife Stock Index Division(a).............     2003       $  9.82        $ 10.54           0.00
                                                 2004         10.54          11.20           0.00
                                                 2005         11.20          11.27           0.00
                                                 2006         11.27          12.52           0.00
                                                 2007         12.52          12.67           0.00
                                                 2008         12.67           7.66           0.00
                                                 2009          7.66           9.30           0.00

MFS(R) Research International Division(a)...     2003          9.98          10.90           0.00
                                                 2004         10.90          12.55           0.00
                                                 2005         12.55          14.09           0.00
                                                 2006         14.09          17.20           0.00
                                                 2007         17.20          18.79           0.00
                                                 2008         18.79          10.43           0.00
                                                 2009         10.43          13.24           0.00

MFS(R) Total Return Division(b).............     2004         10.00          10.75           0.00
                                                 2005         10.75          10.66           0.00
                                                 2006         10.66          11.51           0.00
                                                 2007         11.51          11.55           0.00
                                                 2008         11.55           8.64           0.00
                                                 2009          8.64           9.86           0.00

MFS(R) Value Division(a)....................     2003          9.88          10.57           0.00
                                                 2004         10.57          11.33           0.00
                                                 2005         11.33          10.74           0.00
                                                 2006         10.74          12.21           0.00
                                                 2007         12.21          11.29           0.00
                                                 2008         11.29           7.22           0.00
                                                 2009          7.22           8.39           0.00

                   3% AIR, .95% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

Morgan Stanley EAFE(R) Index Division(a)....     2003       $  9.94        $ 10.92           0.00
                                                 2004         10.92          12.57           0.00
                                                 2005         12.57          13.69           0.00
                                                 2006         13.69          16.55           0.00
                                                 2007         16.55          17.64           0.00
                                                 2008         17.64           9.82           0.00
                                                 2009          9.82          12.16           0.00

Neuberger Berman Mid Cap Value Division(a)..     2003          9.82          10.61           0.00
                                                 2004         10.61          12.54           0.00
                                                 2005         12.54          13.54           0.00
                                                 2006         13.54          14.52           0.00
                                                 2007         14.52          14.44           0.00
                                                 2008         14.44           7.31           0.00
                                                 2009          7.31          10.41           0.00

Oppenheimer Capital Appreciation
  Division(a)...............................     2005          8.18           8.76           0.00
                                                 2006          8.76           9.08           0.00
                                                 2007          9.08           9.99           0.00
                                                 2008          9.99           5.21           0.00
                                                 2009          5.21           7.21           0.00

Oppenheimer Global Equity Division(a).......     2003          9.94          10.79           0.00
                                                 2004         10.79          12.08           0.00
                                                 2005         12.08          13.50           0.00
                                                 2006         13.50          15.14           0.00
                                                 2007         15.14          15.51           0.00
                                                 2008         15.51           8.89           0.00
                                                 2009          8.89          12.00           0.00

PIMCO Inflation Protected Bond Division(f)..     2006         11.22          11.16           0.00
                                                 2007         11.16          11.92           0.00
                                                 2008         11.92          10.70           0.00
                                                 2009         10.70          12.18           0.00

                   3% AIR, .95% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

PIMCO Total Return Division(a)..............     2003       $ 10.00        $ 10.07           0.00
                                                 2004         10.07          10.19           0.00
                                                 2005         10.19          10.04           0.00
                                                 2006         10.04          10.12           0.00
                                                 2007         10.12          10.50           0.00
                                                 2008         10.50          10.16           0.00
                                                 2009         10.16          11.57           0.00

RCM Technology Division(a)..................     2003          9.57          10.01           0.00
                                                 2004         10.01           9.22           0.00
                                                 2005          9.22           9.87           0.00
                                                 2006          9.87          10.02           0.00
                                                 2007         10.02          12.68           0.00
                                                 2008         12.68           6.80           0.00
                                                 2009          6.80          10.41           0.00

Russell 2000(R) Index Division(a)...........     2003          9.76          10.48           0.00
                                                 2004         10.48          11.87           0.00
                                                 2005         11.87          11.93           0.00
                                                 2006         11.93          13.54           0.00
                                                 2007         13.54          12.82           0.00
                                                 2008         12.82           8.20           0.00
                                                 2009          8.20           9.94           0.00

SSgA Growth and Income ETF Division(f)......     2006         10.55          11.03           0.00
                                                 2007         11.03          11.22           0.00
                                                 2008         11.22           8.10           0.00
                                                 2009          8.10           9.74           0.00

SSgA Growth ETF Division(f).................     2006         10.75          11.28           0.00
                                                 2007         11.28          11.50           0.00
                                                 2008         11.50           7.42           0.00
                                                 2009          7.42           9.25           0.00

                   3% AIR, .95% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

T. Rowe Price Large Cap Growth Division(a)..     2003       $  9.82        $ 10.58           0.00
                                                 2004         10.58          11.18           0.00
                                                 2005         11.18          11.46           0.00
                                                 2006         11.46          12.48           0.00
                                                 2007         12.48          13.13           0.00
                                                 2008         13.13           7.34           0.00
                                                 2009          7.34          10.12           0.00

T. Rowe Price Mid Cap Growth Division(a)....     2003          9.73          10.35           0.00
                                                 2004         10.35          11.76           0.00
                                                 2005         11.76          13.00           0.00
                                                 2006         13.00          13.32           0.00
                                                 2007         13.32          15.10           0.00
                                                 2008         15.10           8.76           0.00
                                                 2009          8.76          12.29           0.00

T. Rowe Price Small Cap Growth Division(a)..     2003          9.74          10.26           0.00
                                                 2004         10.26          10.97           0.00
                                                 2005         10.97          11.71           0.00
                                                 2006         11.71          11.70           0.00
                                                 2007         11.70          12.36           0.00
                                                 2008         12.36           7.58           0.00
                                                 2009          7.58          10.13           0.00

Western Asset Management Strategic Bond
  Opportunities Division(a).................     2003          9.99          10.15           0.00
                                                 2004         10.15          10.40           0.00
                                                 2005         10.40          10.29           0.00
                                                 2006         10.29          10.40           0.00
                                                 2007         10.40          10.40           0.00
                                                 2008         10.40           8.50           0.00
                                                 2009          8.50          10.81           0.00

                   3% AIR, .95% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

Western Asset Management U.S. Government
  Division(a)...............................     2003       $ 10.00        $ 10.03           0.00
                                                 2004         10.03           9.93           0.00
                                                 2005          9.93           9.72           0.00
                                                 2006          9.72           9.74           0.00
                                                 2007          9.74           9.77           0.00
                                                 2008          9.77           9.36           0.00
                                                 2009          9.36           9.39           0.00





                      3% AIR, .75% SEPARATE ACCOUNT CHARGE




-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------
American Funds Balanced Allocation Division
  (Class B)(h)..............................     2008       $  1.00        $  0.69           0.00
                                                 2009          0.69           0.86           0.00

American Funds Bond Division (Class 2)(f)...     2006         15.71          16.24           0.00
                                                 2007         16.24          16.17           0.00
                                                 2008         16.17          14.12           0.00
                                                 2009         14.12          15.33           0.00

American Funds Global Small Capitalization
  Division (Class 2)(a).....................     2003         10.00          10.41           0.00
                                                 2004         10.41          12.12           0.00
                                                 2005         12.12          14.65           0.00
                                                 2006         14.65          17.51           0.00
                                                 2007         17.51          20.49           0.00
                                                 2008         20.49           9.17           0.00
                                                 2009          9.17          14.26           0.00

                   3% AIR, .75% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

American Funds Growth Allocation Division
  (Class B)(h)..............................     2008       $  1.00        $  0.62           0.00
                                                 2009          0.62           0.81           0.00

American Funds Growth Division (Class
  2)(a).....................................     2003         10.00          10.41           0.00
                                                 2004         10.41          11.28           0.00
                                                 2005         11.28          12.64           0.00
                                                 2006         12.64          13.42           0.00
                                                 2007         13.42          14.53           0.00
                                                 2008         14.53           7.84           0.00
                                                 2009          7.84          10.54           0.00

American Funds Growth-Income Division (Class
  2)(a).....................................     2003         10.00          10.58           0.00
                                                 2004         10.58          11.25           0.00
                                                 2005         11.25          11.47           0.00
                                                 2006         11.47          12.74           0.00
                                                 2007         12.74          12.89           0.00
                                                 2008         12.89           7.72           0.00
                                                 2009          7.72           9.76           0.00

American Funds Moderate Allocation Division
  (Class B)(h)..............................     2008          1.00           0.75           0.00
                                                 2009          0.75           0.90           0.00

Artio International Stock (formerly Julius
  Baer International Stock Division)........     2003         10.00          10.81           0.00
                                                 2004         10.81          12.31           0.00
                                                 2005         12.31          14.00           0.00
                                                 2006         14.00          15.72           0.00
                                                 2007         15.72          16.71           0.00
                                                 2008         16.71           8.99           0.00
                                                 2009          8.99          10.59           0.00

                   3% AIR, .75% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

Barclays Capital Aggregate Bond Index
  (formerly Lehman Brothers(R) Aggregate
  Bond Index Division)......................     2003       $ 10.00        $ 10.04           0.00
                                                 2004         10.04          10.07           0.00
                                                 2005         10.07           9.91           0.00
                                                 2006          9.91           9.94           0.00
                                                 2007          9.94          10.24           0.00
                                                 2008         10.24          10.46           0.00
                                                 2009         10.46          10.60           0.00

BlackRock Aggressive Growth Division(a).....     2003         10.00          10.26           0.00
                                                 2004         10.26          11.17           0.00
                                                 2005         11.17          11.92           0.00
                                                 2006         11.92          12.26           0.00
                                                 2007         12.26          14.24           0.00
                                                 2008         14.24           7.44           0.00
                                                 2009          7.44          10.72           0.00

BlackRock Bond Income Division(a)...........     2003         10.00          10.08           0.00
                                                 2004         10.08          10.14           0.00
                                                 2005         10.14          10.01           0.00
                                                 2006         10.01          10.07           0.00
                                                 2007         10.07          10.32           0.00
                                                 2008         10.32           9.60           0.00
                                                 2009          9.60          10.13           0.00

BlackRock Diversified Division(a)...........     2003         10.00          10.34           0.00
                                                 2004         10.34          10.81           0.00
                                                 2005         10.81          10.73           0.00
                                                 2006         10.73          11.43           0.00
                                                 2007         11.43          11.67           0.00
                                                 2008         11.67           8.45           0.00
                                                 2009          8.45           9.55           0.00

                   3% AIR, .75% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

BlackRock Large Cap Core Division*(g).......     2007       $ 12.71        $ 12.64           0.00
                                                 2008         12.64           7.66           0.00
                                                 2009          7.66           8.81           0.00

Black Rock Large Cap Division (formerly
  BlackRock Investment Trust
  Division)(a)(g)...........................     2003         10.00          10.49           0.00
                                                 2004         10.49          11.21           0.00
                                                 2005         11.21          11.19           0.00
                                                 2006         11.19          12.30           0.00
                                                 2007         12.30          12.82           0.00

BlackRock Large Cap Value Division(b).......     2004         10.00          10.97           0.00
                                                 2005         10.97          11.21           0.00
                                                 2006         11.21          12.89           0.00
                                                 2007         12.89          12.84           0.00
                                                 2008         12.84           8.05           0.00
                                                 2009          8.05           8.63           0.00

BlackRock Legacy Large Cap Growth
  Division(b)...............................     2004         10.00          10.89           0.00
                                                 2005         10.89          11.24           0.00
                                                 2006         11.24          11.28           0.00
                                                 2007         11.28          12.90           0.00
                                                 2008         12.90           7.89           0.00
                                                 2009          7.89          10.40           0.00

BlackRock Legacy Large Cap Growth Division
  (formerly FI Large Cap Division)(i).......     2006         18.64          18.57           0.00
                                                 2007         18.57          18.60           0.00
                                                 2008         18.60           9.89           0.00
                                                 2009          9.89          10.23           0.00

                   3% AIR, .75% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

BlackRock Strategic Value Division(a).......     2003       $ 10.00        $ 10.91           0.00
                                                 2004         10.91          12.13           0.00
                                                 2005         12.13          12.17           0.00
                                                 2006         12.17          13.70           0.00
                                                 2007         13.70          12.74           0.00
                                                 2008         12.74           7.56           0.00
                                                 2009          7.56           8.24           0.00

Clarion Global Real Estate Division(b)......     2004         10.00           2.08           0.00
                                                 2005          2.08           2.28           0.00
                                                 2006          2.28           3.03           0.00
                                                 2007          3.03           2.49           0.00
                                                 2008          2.49           1.40           0.00
                                                 2009          1.40           1.82           0.00

Davis Venture Value Division(a).............     2003         10.00          10.66           0.00
                                                 2004         10.66          11.54           0.00
                                                 2005         11.54          12.27           0.00
                                                 2006         12.27          13.55           0.00
                                                 2007         13.55          13.65           0.00
                                                 2008         13.65           7.98           0.00
                                                 2009          7.98          10.15           0.00

FI Mid Cap Opportunities Division(a)........     2003         10.00          10.27           0.00
                                                 2004         10.27          11.60           0.00
                                                 2005         11.60          11.95           0.00
                                                 2006         11.95          12.88           0.00
                                                 2007         12.88          13.45           0.00
                                                 2008         13.45           5.79           0.00
                                                 2009          5.79           7.47           0.00

                   3% AIR, .75% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

FI Value Leaders Division(b)................     2004       $ 10.00        $ 11.22           0.00
                                                 2005         11.22          11.97           0.00
                                                 2006         11.97          12.91           0.00
                                                 2007         12.91          12.96           0.00
                                                 2008         12.96           7.62           0.00
                                                 2009          7.62           8.95           0.00

Harris Oakmark International Division(b)....     2004         10.00          11.48           0.00
                                                 2005         11.48          12.67           0.00
                                                 2006         12.67          15.77           0.00
                                                 2007         15.77          15.07           0.00
                                                 2008         15.07           8.60           0.00
                                                 2009          8.60          12.89           0.00

Janus Forty Division(h).....................     2008        326.24         176.01           0.00
                                                 2009        176.01         242.90           0.00

Jennison Growth Division(c).................     2005          9.45          11.21           0.00
                                                 2006         11.21          11.10           0.00
                                                 2007         11.10          11.94           0.00
                                                 2008         11.94           7.31           0.00
                                                 2009          7.31           9.87           0.00

Jennison Growth Division (formerly
  Met/Putnam Voyager Division)(a)(c)........     2003         10.00          10.20           0.00
                                                 2004         10.20          10.32           0.00
                                                 2005         10.32           9.34           0.00

Lazard Mid Cap Division(b)..................     2004         10.00          10.75           0.00
                                                 2005         10.75          11.23           0.00
                                                 2006         11.23          12.43           0.00
                                                 2007         12.43          11.68           0.00
                                                 2008         11.68           6.96           0.00
                                                 2009          6.96           9.20           0.00

                   3% AIR, .75% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

Legg Mason Partners Aggressive Growth(a)....     2003       $ 10.00        $ 10.35           0.00
                                                 2004         10.35          10.85           0.00
                                                 2005         10.85          11.90           0.00
                                                 2006         11.90          11.29           0.00
                                                 2007         11.29          11.16           0.00
                                                 2008         11.16           6.56           0.00
                                                 2009          6.56           8.44           0.00

Legg Mason Value Equity.....................     2006         12.06          12.75           0.00
                                                 2007         12.75          11.58           0.00
                                                 2008         11.58           5.08           0.00
                                                 2009          5.08           6.75           0.00

Legg Mason Value Equity (formerly MFS(R)
  Investors Trust Division)(a)(d)...........     2003         10.00          10.52           0.00
                                                 2004         10.52          11.29           0.00
                                                 2005         11.29          11.67           0.00
                                                 2006         11.67          12.13           0.00

Loomis Sayles Small Cap Core Division(a)....     2003         10.00          10.19           0.00
                                                 2004         10.19          11.42           0.00
                                                 2005         11.42          11.78           0.00
                                                 2006         11.78          13.24           0.00
                                                 2007         13.24          14.28           0.00
                                                 2008         14.28           8.82           0.00
                                                 2009          8.82          11.07           0.00

Loomis Sayles Small Cap Growth Division
  (formerly Franklin Templeton Small Cap
  Growth Division)(a).......................     2003         10.00          10.42           0.00
                                                 2004         10.42          11.18           0.00
                                                 2005         11.18          11.28           0.00
                                                 2006         11.28          11.96           0.00
                                                 2007         11.96          12.04           0.00
                                                 2008         12.04           6.82           0.00
                                                 2009          6.82           8.55           0.00

                   3% AIR, .75% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

Lord Abbett Bond Debenture Division(a)......     2003       $ 10.00        $ 10.28           0.00
                                                 2004         10.28          10.74           0.00
                                                 2005         10.74          10.54           0.00
                                                 2006         10.54          11.10           0.00
                                                 2007         11.10          11.43           0.00
                                                 2008         11.43           8.99           0.00
                                                 2009          8.99          11.88           0.00

Met/AIM Small Cap Growth Division(b)........     2004         10.00          10.65           0.00
                                                 2005         10.65          11.15           0.00
                                                 2006         11.15          12.24           0.00
                                                 2007         12.24          13.14           0.00
                                                 2008         13.14           7.77           0.00
                                                 2009          7.77          10.05           0.00

Met/Artisan Mid Cap Value Division (formerly
  Harris Oakmark Focused Value
  Division)(a)..............................     2003         10.00          10.80           0.00
                                                 2004         10.80          11.44           0.00
                                                 2005         11.44          12.13           0.00
                                                 2006         12.13          13.15           0.00
                                                 2007         13.15          11.80           0.00
                                                 2008         11.80           6.14           0.00
                                                 2009          6.14           8.37           0.00

Met/Franklin Income Division (Class B)(h)...     2008          0.99           0.78           0.00
                                                 2009          0.78           0.96           0.00

Met/Franklin Mutual Shares Division (Class
  B)(h).....................................     2008          0.99           0.64           0.00
                                                 2009          0.64           0.78           0.00

Met/Franklin Templeton Founding Strategy
  Division (Class B)(h).....................     2008          0.99           0.69           0.00
                                                 2009          0.69           0.85           0.00

Met/Templeton Growth Division (Class B)(h)..     2008          0.99           0.64           0.00
                                                 2009          0.64           0.82           0.00

                   3% AIR, .75% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

MetLife Aggressive Allocation Division(e)...     2005       $  9.99        $ 10.99           0.00
                                                 2006         10.99          12.29           0.00
                                                 2007         12.29          12.26           0.00
                                                 2008         12.26           7.05           0.00
                                                 2009          7.05           8.96           0.00

MetLife Conservative Allocation
  Division(e)...............................     2005          9.99          10.15           0.00
                                                 2006         10.15          10.53           0.00
                                                 2007         10.53          10.72           0.00
                                                 2008         10.72           8.87           0.00
                                                 2009          8.87          10.33           0.00

MetLife Conservative to Moderate Allocation
  Division(e)...............................     2005          9.99          10.38           0.00
                                                 2006         10.38          11.00           0.00
                                                 2007         11.00          11.13           0.00
                                                 2008         11.13           8.43           0.00
                                                 2009          8.43          10.07           0.00

MetLife Mid Cap Stock Index Division(a).....     2003         10.00          10.44           0.00
                                                 2004         10.44          11.68           0.00
                                                 2005         11.68          12.64           0.00
                                                 2006         12.64          13.41           0.00
                                                 2007         13.41          13.92           0.00
                                                 2008         13.92           8.56           0.00
                                                 2009          8.56          11.30           0.00

MetLife Moderate Allocation Division(e).....     2005          9.99          10.59           0.00
                                                 2006         10.59          11.45           0.00
                                                 2007         11.45          11.54           0.00
                                                 2008         11.54           7.95           0.00
                                                 2009          7.95           9.72           0.00

                   3% AIR, .75% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

MetLife Moderate to Aggressive Allocation
  Division(e)...............................     2005       $  9.99        $ 10.82           0.00
                                                 2006         10.82          11.94           0.00
                                                 2007         11.94          11.98           0.00
                                                 2008         11.98           7.51           0.00
                                                 2009          7.51           9.36           0.00

MetLife Stock Index Division(a).............     2003         10.00          10.54           0.00
                                                 2004         10.54          11.23           0.00
                                                 2005         11.23          11.32           0.00
                                                 2006         11.32          12.60           0.00
                                                 2007         12.60          12.78           0.00
                                                 2008         12.78           7.74           0.00
                                                 2009          7.74           9.42           0.00

MFS(R) Research International Division(a)...     2003         10.00          10.90           0.00
                                                 2004         10.90          12.58           0.00
                                                 2005         12.58          14.15           0.00
                                                 2006         14.15          17.31           0.00
                                                 2007         17.31          18.95           0.00
                                                 2008         18.95          10.54           0.00
                                                 2009         10.54          13.40           0.00

MFS(R) Total Return Division(b).............     2004         10.00          10.76           0.00
                                                 2005         10.76          10.70           0.00
                                                 2006         10.70          11.57           0.00
                                                 2007         11.57          11.63           0.00
                                                 2008         11.63           8.72           0.00
                                                 2009          8.72           9.97           0.00

                   3% AIR, .75% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

MFS(R) Value Division(a)....................     2003       $ 10.00        $ 10.57           0.00
                                                 2004         10.57          11.35           0.00
                                                 2005         11.35          10.79           0.00
                                                 2006         10.79          12.28           0.00
                                                 2007         12.28          11.38           0.00
                                                 2008         11.38           7.30           0.00
                                                 2009          7.30           8.50           0.00

Morgan Stanley EAFE(R) Index Division(a)....     2003         10.00          10.93           0.00
                                                 2004         10.93          12.60           0.00
                                                 2005         12.60          13.75           0.00
                                                 2006         13.75          16.66           0.00
                                                 2007         16.66          17.79           0.00
                                                 2008         17.79           9.92           0.00
                                                 2009          9.92          12.31           0.00

Neuberger Berman Mid Cap Value Division(a)..     2003         10.00          10.61           0.00
                                                 2004         10.61          12.57           0.00
                                                 2005         12.57          13.60           0.00
                                                 2006         13.60          14.61           0.00
                                                 2007         14.61          14.56           0.00
                                                 2008         14.56           7.38           0.00
                                                 2009          7.38          10.54           0.00

Oppenheimer Capital Appreciation
  Division(a)...............................     2005          8.25           8.84           0.00
                                                 2006          8.84           9.19           0.00
                                                 2007          9.19          10.13           0.00
                                                 2008         10.13           5.29           0.00
                                                 2009          5.29           7.34           0.00

                   3% AIR, .75% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

Oppenheimer Global Equity Division(a).......     2003       $ 10.00        $ 10.79           0.00
                                                 2004         10.79          12.11           0.00
                                                 2005         12.11          13.56           0.00
                                                 2006         13.56          15.24           0.00
                                                 2007         15.24          15.64           0.00
                                                 2008         15.64           8.98           0.00
                                                 2009          8.98          12.15           0.00

PIMCO Inflation Protected Bond Division(f)..     2006         11.29          11.24           0.00
                                                 2007         11.24          12.03           0.00
                                                 2008         12.03          10.82           0.00
                                                 2009         10.82          12.34           0.00

PIMCO Total Return Division(a)..............     2003         10.00          10.07           0.00
                                                 2004         10.07          10.21           0.00
                                                 2005         10.21          10.09           0.00
                                                 2006         10.09          10.19           0.00
                                                 2007         10.19          10.59           0.00
                                                 2008         10.59          10.26           0.00
                                                 2009         10.26          11.71           0.00

RCM Technology Division(a)..................     2003         10.00          10.02           0.00
                                                 2004         10.02           9.24           0.00
                                                 2005          9.24           9.91           0.00
                                                 2006          9.91          10.08           0.00
                                                 2007         10.08          12.79           0.00
                                                 2008         12.79           6.87           0.00
                                                 2009          6.87          10.53           0.00

                   3% AIR, .75% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

Russell 2000(R) Index Division(a)...........     2003       $ 10.00        $ 10.49           0.00
                                                 2004         10.49          11.90           0.00
                                                 2005         11.90          11.98           0.00
                                                 2006         11.98          13.63           0.00
                                                 2007         13.63          12.93           0.00
                                                 2008         12.93           8.28           0.00
                                                 2009          8.28          10.06           0.00

SSgA Growth and Income ETF Division(f)......     2006         10.56          11.06           0.00
                                                 2007         11.06          11.27           0.00
                                                 2008         11.27           8.16           0.00
                                                 2009          8.16           9.82           0.00

SSgA Growth ETF Division(f).................     2006         10.76          11.31           0.00
                                                 2007         11.31          11.55           0.00
                                                 2008         11.55           7.47           0.00
                                                 2009          7.47           9.32           0.00

T. Rowe Price Large Cap Growth Division(a)..     2003         10.00          10.58           0.00
                                                 2004         10.58          11.21           0.00
                                                 2005         11.21          11.51           0.00
                                                 2006         11.51          12.56           0.00
                                                 2007         12.56          13.24           0.00
                                                 2008         13.24           7.41           0.00
                                                 2009          7.41          10.25           0.00

T. Rowe Price Mid Cap Growth Division(a)....     2003         10.00          10.35           0.00
                                                 2004         10.35          11.79           0.00
                                                 2005         11.79          13.05           0.00
                                                 2006         13.05          13.40           0.00
                                                 2007         13.40          15.22           0.00
                                                 2008         15.22           8.85           0.00
                                                 2009          8.85          12.44           0.00

                   3% AIR, .75% SEPARATE ACCOUNT CHARGE





-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF    END OF YEAR      NUMBER OF
                                                         YEAR ANNUITY      ANNUITY      ANNUITY UNITS
INVESTMENT DIVISION                              YEAR     UNIT VALUE      UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------

T. Rowe Price Small Cap Growth Division(a)..     2003       $ 10.00        $ 10.27           0.00
                                                 2004         10.27          10.99           0.00
                                                 2005         10.99          11.76           0.00
                                                 2006         11.76          11.77           0.00
                                                 2007         11.77          12.46           0.00
                                                 2008         12.46           7.66           0.00
                                                 2009          7.66          10.26           0.00

Western Asset Management Strategic Bond
  Opportunities Division(a).................     2003         10.00          10.15           0.00
                                                 2004         10.15          10.43           0.00
                                                 2005         10.43          10.33           0.00
                                                 2006         10.33          10.46           0.00
                                                 2007         10.46          10.49           0.00
                                                 2008         10.49           8.59           0.00
                                                 2009          8.59          10.94           0.00

Western Asset Management U.S. Government
  Division(a)...............................     2003         10.00          10.03           0.00
                                                 2004         10.03           9.96           0.00
                                                 2005          9.96           9.76           0.00
                                                 2006          9.76           9.80           0.00
                                                 2007          9.80           9.85           0.00
                                                 2008          9.85           9.46           0.00
                                                 2009          9.46           9.51           0.00





---------

NOTES:

A     INCEPTION DATE: OCTOBER 27, 2003.

B     INCEPTION DATE: MAY 1, 2004.

C THE ASSETS OF THE MET/PUTNAM VOYAGER INVESTMENT DIVISION MERGED INTO THE JENNISON GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THE MET/PUTNAM VOYAGER INVESTMENT DIVISION IS NO LONGER AVAILABLE.

D THE ASSETS OF MFS(R) INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ANNUITY UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS(R) INVESTORS TRUST DIVISION.

E     INCEPTION DATE: MAY 1, 2005.

F     INCEPTION DATE: MAY 1, 2006.

G THE ASSETS OF BLACKROCK LARGE CAP DIVISION (FORMERLY BLACKROCK INVESTMENT TRUST DIVISION) OF THE METROPOLITAN FUND WERE MERGED INTO THE BLACKROCK LARGE CAP CORE DIVISION OF THE MET INVESTORS FUND ON APRIL 30, 2007. ACCUMULATION UNIT VALUES PRIOR TO APRIL 30, 2007 ARE THOSE OF THE BLACKROCK LARGE CAP DIVISION.

H     INCEPTION DATE: APRIL 28, 2008.


I THE ASSETS OF THE FI LARGE CAP DIVISION OF THE METROPOLITAN FUND WERE MERGED INTO THE BLACKROCK LEGACY LARGE CAP GROWTH DIVISION OF THE METROPOLITAN FUND ON MAY 1, 2009. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2009 ARE THOSE OF THE FI LARGE CAP DIVISION.


* WE ARE WAIVING A PORTION OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE CAP CORE PORTFOLIO. PLEASE SEE THE TABLE OF EXPENSES FOR MORE INFORMATION.

 APPENDIX C PORTFOLIO LEGAL AND MARKETING NAMES



SERIES FUND/TRUST                        LEGAL NAME OF PORTFOLIO/SERIES                 MARKETING NAME
----------------------------------     ----------------------------------     ----------------------------------
AMERICAN FUNDS INSURANCE SERIES(R)                  Bond Fund                    American Funds Bond Portfolio
AMERICAN FUNDS INSURANCE SERIES(R)      Global Small Capitalization Fund          American Funds Global Small
                                                                                   Capitalization Portfolio
AMERICAN FUNDS INSURANCE SERIES(R)             Growth-Income Fund                American Funds Growth-Income
                                                                                           Portfolio
AMERICAN FUNDS INSURANCE SERIES(R)                 Growth Fund                  American Funds Growth Portfolio
METROPOLITAN SERIES FUND, INC.             FI Value Leaders Portfolio             FI Value Leaders Portfolio
                                                                                          (Fidelity)

APPENDIX D

ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.


PORTFOLIO MERGER




              FORMER PORTFOLIO                                 NEW PORTFOLIO
-------------------------------------------     -------------------------------------------
METROPOLITAN FUND                               MET INVESTORS FUND
  FI Mid Cap Opportunities Portfolio              Morgan Stanley Mid Cap Growth Portfolio




PORTFOLIO NAME CHANGES




                FORMER NAME                                       NEW NAME
-------------------------------------------     -------------------------------------------
MET INVESTORS FUND                              MET INVESTORS FUND
  Legg Mason Partners Aggressive Growth           Legg Mason ClearBridge Aggressive Growth
  Portfolio                                       Portfolio
  Met/AIM Small Cap Growth Portfolio              Invesco Small Cap Growth Portfolio

METROPOLITAN FUND                               METROPOLITAN FUND
  Black Rock Strategic Value Portfolio            Neuberger Berman Genesis Portfolio

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the appropriate address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] American Funds Insurance Series(R)

[ ] I have changed my address. My current address is:



                              Name -----------------------
------------------------
    (Contract Number)

                            Address
                                   -----------------------

------------------------           -----------------------
       (Signature)                                     zip





Metropolitan Life Insurance Company
Attn: MetLife Personal IncomePlus
P.O. Box 14660
Lexington, KY 40512-4660

(METLIFE LOGO)

Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914